      As filed with the Securities and Exchange Commission on February 15, 2001

                                                               File Nos. 33-5819
                                                                        811-5034


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 POST-EFFECTIVE
                                AMENDMENT NO. 28
                                       AND
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                AMENDMENT NO. 29



                         CITIFUNDS TAX FREE INCOME TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                 388 GREENWICH STREET, NEW YORK, NEW YORK 10013
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 451-2010


      ROBERT I. FRENKEL, SEVEN WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:
             ROGER P. JOSEPH, BINGHAM DANA LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110


It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b).
[ ] on (date) pursuant to paragraph (b).
[ ] 60 days after filing pursuant to paragraph (a)(1).
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.
[X] 75 days after filing pursuant to paragraph (a)(2).
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Premium Portfolios on behalf of Government Income Portfolio, has also executed this Registration Statement.

                                Explanatory Note

      The attached prospectus and Statement of Additional Information contain information which is subject to shareholder approval.

      In addition, prior to the effective date of this Registration Statement, the CitiFunds Tax Free Income Trust intends to change its name to CitiFunds Income Trust. That change of name is contemplated by the attached prospectuses and Statements of Additional Information.

Citi(sm) California Tax Free Income Fund

Citi(sm) National Tax Free Income Fund

Citi(sm) New York Tax Free Income Fund

Citi Shares

D Shares


[graphics omitted]



Prospectus
____________, 2001


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

                                                                   CitiFUNDS(R)
                                                            -------------------
                                                            FIXED INCOME SERIES


INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

[graphics omitted]

TABLE OF CONTENTS

THE FUNDS .................................................................  3

     Citi California Tax Free Income Fund..................................  3

     Citi National Tax Free Income Fund.................................... 10

     Citi New York Tax Free Income Fund.................................... 17

YOUR ACCOUNT............................................................... 24

     Choosing a Class of Shares to Buy..................................... 24

     How To Buy Shares..................................................... 24

     Cititrade Investing................................................... 24

     How The Price Of Your Shares Is Calculated............................ 25

     How To Sell Shares.................................................... 25

     Exchanges............................................................. 26

     Dividends............................................................. 26

     Tax Matters........................................................... 27

MANAGEMENT OF THE FUNDs.................................................... 28

     Distribution Arrangements............................................. 29

MUNICIPAL OBLIGATIONS...................................................... 29

FINANCIAL HIGHLIGHTS...................................................... A-1

APPENDIX.................................................................. B-1
     Taxable Equivalent Yield Tables...................................... B-1

CITI CALIFORNIA TAX FREE INCOME FUND
The Fund's goal is to generate high levels of current income exempt from federal and California State personal income taxes and preserve the value of its shareholders' investment.

PRINCIPAL STRATEGIES
The Fund invests primarily in investment grade California municipal obligations which are municipal obligations that pay interest that is exempt from federal as well as California personal income tax. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. Under normal market conditions, the Fund invests at least 65% of its assets in these California municipal obligations. Issuers of these securities are usually located in California, but the securities can also be issued by Puerto Rico and other U.S. territories. Interest on these obligations is also exempt from the federal alternative minimum tax.

When acceptable California municipal obligations are not available, the Fund may purchase other municipal obligations. The interest on these securities may be subject to California State personal income taxes. The Fund may also invest to a limited extent in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. However, under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal income taxes including the federal alternative minimum tax.

The Fund may also invest in short-term debt securities that pay interest that is subject to federal and California State personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax including the federal alternative minimum tax.

Certain securities held by the Fund may be covered by municipal bond insurance, in which case an insurer may make principal and interest payments on the securities if the issuer fails to do so.

The Fund is permitted to invest in bonds with any maturity. However, the Fund's dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the Fund may invest so that the average dollar-weighted maturity of the securities held by the Fund is under 10 years.

The Fund may use futures contracts, a common form of derivative, in order to protect (or "hedge") against changes in interest rates or to manage the maturity or duration of fixed income securities.

WHO MAY WANT TO INVEST
Citi California Tax Free Income Fund may be an appropriate investment if you:

  o Seek exposure to the bond market.

  o Seek tax-exempt income from your investments.

  o Have an investment horizon that is at least intermediate term -- typically three years or longer.

  o Have income that is subject to California State taxes.

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

NON-DIVERSIFIED FUND. The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, including issuers that derive income from similar projects or that are otherwise related. As a result, many securities held by the Fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

CALIFORNIA MUNICIPAL OBLIGATIONS. The Fund invests a high percentage of its assets in municipal obligations of issuers located in California. As a result, the Fund is more exposed to events that adversely affect issuers in California, and the Fund has more risk than a broadly diversified fund.

You should be aware that California has experienced difficulties in recent years and could do so again in the future. This could cause the Fund to lose money. If the Fund has difficulty finding high quality California municipal obligations to purchase, the amount of the Fund's income that is subject to California taxes could increase.

MUNICIPAL MARKET RISK. There are special factors which may affect the value of municipal securities and, as a result, the Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities and supply and demand for California municipal obligations. The Fund may invest in certain municipal securities, such as municipal lease obligations and industrial revenue bonds, that may have greater risks than ordinary municipal bonds.

REVENUE OBLIGATION RISK. The Fund may invest in municipal obligations called revenue obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on the Fund's revenue obligations.

MUNICIPAL LEASE OBLIGATIONS. When the Fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

INTEREST RATE RISK. In general, the prices of municipal securities and other debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

INCOME RISK. If interest rates decline, the amount of income paid to you by the Fund as dividends may also decline.

CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities. Lower quality debt securities, especially junk bonds, may be less liquid and may be more difficult for the Fund to value and sell.

PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another tax-free fund.

PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

FUTURES CONTRACTS. Futures contracts are a common form of derivatives. The Fund's use of futures contracts, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use futures contracts successfully depends on a number of factors, including futures contracts being available at prices that are not too costly, tax considerations, the manager's ability to accurately predict interest rate movements and the availability of liquid markets. If the manager's predictions are wrong, the Fund could suffer greater losses than if it had not used futures contracts.

PARTICIPATION INTERESTS. The Fund's investments in participation interests are subject to the risk that the Fund will not be considered the owner of the underlying municipal obligation. In that case, interest paid on the participation interest may not be exempt from federal, state, and local taxes.

ZERO COUPON OBLIGATIONS. Certain debt securities purchased by the Fund may be zero coupon obligations. Zero coupon obligations pay no current interest. As a result, their prices tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's share price more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund investors.

MORE ON THE FUND'S INVESTMENTS AND RISKS
INVESTMENTS. The Fund invests without limit in different types of municipal obligations, including general obligation securities (which are backed by the full faith, credit and taxing power of the issuer), revenue securities (which are payable only from revenues from a specific project or another revenue source), private activity bonds, industrial revenue bonds and municipal lease obligations. The Fund also may invest in participation interests in municipal obligations that are issued by banks and other financial institutions and in variable rate demand notes. Although the Fund is non-diversified, it seeks to limit its exposure to the housing, electrical utilities and hospital sectors by restricting its investment in any one of these sectors to 25% of the Fund's assets. More information on municipal obligations appears in "Municipal Obligations" below.

The Fund may purchase municipal obligations under arrangements (called stand-by commitments) where they can sell the securities at an agreed-upon price and date under certain circumstances. The Fund can also purchase securities under arrangements (called when-issued or forward-delivery basis) where the securities will not be delivered immediately. The Fund will set aside the assets to pay for these securities at the time of the agreement.

The manager seeks to minimize the Fund's exposure to the risk of default by investing in debt securities that are:

  o Investment grade at the time of purchase (investment grade securities are those rated Baa or better by Moody's or BBB or better by Standard & Poor's, or which the manager believes to be of comparable quality), or

  o Issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or

  o Obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets.

In addition, some of the bonds held in the Fund may be covered by municipal bond insurance.

The Fund may use other strategies and invest in other securities that are described in the Statement of Additional Information. However, the Fund may not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the Statement of Additional Information. The Fund's goals may be changed without shareholder approval. Of course, there can be no assurance that the Fund will achieve its goals.

DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality taxable money market and other short-term instruments, and may not be pursuing its investment goals.

MANAGEMENT STYLE. The Fund is managed by employing a combination of qualitative and quantitative analysis. The portfolio managers decide which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions for the United States as a whole, with a particular focus on California. Given this information, the portfolio managers develop expectations for the performance of short-, intermediate- and long-term bonds although they generally make only modest adjustments to reflect their interest rate expectations. The manager seeks to add value by investing in a range of municipal bonds, representing different market sectors, structures and maturities. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals.

PORTFOLIO TURNOVER. The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

BROKERAGE. The manager may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the manager exercises investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if the manager determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the manager exercises investment discretion.

FUND PERFORMANCE
The bar chart indicates the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not necessarily indicate how the Fund will perform in the future. The bar chart shows the performance of the Fund's Citi Shares for each of the past two full calendar years.

The table indicates the risks of investing in the Fund by comparing the average annual total return of each class for the periods shown with that of the Lehman California 4 Years Plus Index, a broad measure of market performance.


D Shares are newly offered. D Shares' performance would have been higher than that shown for Citi Shares because of lower D Shares expenses.

The Fund's performance reflects certain fee waivers or reimbursements. If these are reduced or eliminated, the Fund's performance may go down.


CITI CALIFORNIA TAX FREE INCOME FUND
ANNUAL TOTAL RETURNS

               1999                               (2.54)%
               2000                                 XX %

QUARTERLY RETURNS:
(FOR CALENDAR QUARTERS COVERED BY THE BAR CHART)

Highest:                     % in       quarter
Lowest:                        % in        quarter

Year to date performance as of 3/31/01:     %

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2000

                                                    Life of Fund
                                                           Since
                                        1 Year           11/2/98
------------------------------------------------------------------
Citi Shares                                  %                 %
D Shares*                                  N/A               N/A
Lehman California
  4 Years Plus Index                         %              **

 * There were no D Shares outstanding for the calendar year ended December 31, 2000.
** Information regarding performance for this period is not available.


For up-to-date yield information, please call 1-800-995-0134, toll-free, or contact your account representative. If you are a Cititrade(R) customer, please call 1-888-663-CITI[2484], toll free.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi Shares of the Fund.


--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES - fees paid directly from your investment
SHARE CLASS                                            CITI SHARES    D SHARES
--------------------------------------------------------------------------------
                                                          None          None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------
Management fees                                           0.50%         0.50%
Distribution (12b-1) fees                                 0.25%         None
Other expenses                                                %             %
                                                          -----         -----
Total annual operating expenses                               %*            %
--------------------------------------------------------------------------------
* Because some of the Fund's expenses were waived or
  reimbursed, actual total operating expenses for the
  prior fiscal year were:                                     %

Fee waivers and reimbursements may be reduced or terminated at any time.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

    o you invest $10,000 in the Fund for the time periods indicated;

    o you reinvest all dividends;

    o you then sell all of your shares at the end of those periods;

    o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

    o the Fund's operating expenses as shown in the table remain the same -- the example does not include voluntary fee caps.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CITI CALIFORNIA TAX FREE INCOME FUND
                           1 YEAR         3 YEARS         5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CITI SHARES                 $               $               $           $
D SHARES                    $               $               $           $

--------------------------------------------------------------------------------

CITI NATIONAL TAX FREE INCOME FUND
The Fund's goal is to generate high levels of current income exempt from federal income taxes and preserve the value of its shareholders' investment.

PRINCIPAL STRATEGIES
The Fund invests primarily in investment grade municipal obligations issued by a variety of states and localities. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The interest paid on these debt securities is free from federal income tax.

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal personal income taxes including the federal alternative minimum tax. These may include obligations of Puerto Rico and other U.S. territories.

The Fund may invest to a limited extent in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. When acceptable municipal obligations are not available, the Fund may also invest in short-term debt securities that pay interest that is subject to federal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax, including the federal alternative minimum tax.

Certain securities held by the Fund may be covered by municipal bond insurance, in which case an insurer may make principal and interest payments on the securities if the issuer fails to do so. Although the Fund also seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region.

The Fund is permitted to invest in bonds with any maturity. However, the Fund's dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the Fund may invest so that the dollar-weighted average maturity of the securities held by the Fund is under 10 years.

The Fund may use futures contracts, a common form of derivative, in order to protect (or "hedge") against changes in interest rates or to manage the maturity or duration of fixed income securities.

WHO MAY WANT TO INVEST
Citi National Tax Free Income Fund may be an appropriate investment if you:

  o Seek exposure to the bond market.

  o Seek tax-exempt income from your investments.

  o Have an investment horizon that is at least intermediate term -- typically three years or longer.

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

NON-DIVERSIFIED FUND. The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. The Fund also may invest 25% or more of its assets in securities of issuers who are located in the same state, that derive income from similar projects or that are otherwise related. As a result, many securities held by the Fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

MUNICIPAL MARKET RISK. There are special factors which may affect the value of municipal securities and, as a result, the Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities and supply and demand for municipal obligations. The Fund may invest in certain municipal securities, such as municipal lease obligations and industrial revenue bonds, that may have greater risks than ordinary municipal bonds.

REVENUE OBLIGATION RISK. The Fund may invest in municipal obligations called revenue obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on the Fund's revenue obligations.

MUNICIPAL LEASE OBLIGATIONS. When the Fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

INCOME RISK. If interest rates decline, the amount of income paid to you by the Fund as dividends may also decline.

CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities. Lower quality debt securities, especially junk bonds, may be less liquid and may be more difficult for the Fund to value and sell.

PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another tax-free fund.

PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

FUTURES CONTRACTS. Futures contracts are a common form of derivatives. The Fund's use of futures contracts, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use futures contracts successfully depends on a number of factors, including futures contracts being available at prices that are not too costly, tax considerations, the manager's ability to accurately predict interest rate movements and the availability of liquid markets. If the manager's predictions are wrong, the Fund could suffer greater losses than if it had not used futures contracts.

PARTICIPATION INTERESTS. The Fund's investments in participation interests are subject to the risk that the Fund will not be considered the owner of the underlying municipal obligation. In that case, interest paid on the participation interest may not be exempt from federal, state, and local taxes.

ZERO COUPON OBLIGATIONS. Certain debt securities purchased by the Fund may be zero coupon obligations. Zero coupon obligations pay no current interest. As a result, their prices tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's share price more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund investors.

MORE ON THE FUND'S INVESTMENTS AND RISKS
INVESTMENTS. The Fund invests without limit in different types of municipal obligations, including general obligation securities (which are backed by the full faith, credit and taxing power of the issuer), revenue securities (which are payable only from revenues from a specific project or another revenue source), private activity bonds, industrial revenue bonds and municipal lease obligations. The Fund also may invest in participation interests in municipal obligations that are issued by banks and other financial institutions and in variable rate demand notes. Although the Fund is non-diversified, it seeks to limit its exposure to the housing, electrical utilities and hospital sectors by restricting its investment in any one of these sectors to 25% of the Fund's assets. More information on municipal obligations appears in "Municipal Obligations" below.

The Fund may purchase municipal obligations under arrangements (called stand-by commitments) where they can sell the securities at an agreed-upon price and date under certain circumstances. The Fund can also purchase securities under arrangements (called when-issued or forward-delivery basis) where the securities will not be delivered immediately. The Fund will set aside the assets to pay for these securities at the time of the agreement.

The Fund may invest to a limited extent in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. When acceptable municipal obligations are not available, the Fund may also invest in short-term debt securities that pay interest that is subject to federal personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax including the federal alternative minimum tax.

The manager seeks to minimize the Fund's exposure to the risk of default by investing in debt securities that are:

  o Investment grade at the time of purchase (investment grade securities are those rated Baa or better by Moody's or BBB or better by Standard & Poor's, or which the manager believes to be of comparable quality), or

  o Issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or

  o Obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets.

In addition, some of the bonds held in the Fund may be covered by municipal bond insurance. Although the Fund also seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region.

The Fund may use other strategies and invest in other securities that are described in the Statement of Additional Information. However, the Fund may not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the Statement of Additional Information. The Fund's goals may be changed without shareholder approval. Of course, there can be no assurance that the Fund will achieve its goals.

DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality taxable money market and other short-term instruments, and may not be pursuing its investment goals.

MANAGEMENT STYLE. The Fund is managed using a combination of qualitative and quantitative analysis. The portfolio managers decide which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions throughout the United States. Then the portfolio managers compare specific regions and sectors to identify broad segments of the municipal market poised to benefit in this environment. The portfolio managers also closely study the yields and other characteristics of specific issues to identify attractive opportunities. The manager uses a geographically diversified approach, seeking a portfolio of bonds representing a wide range of sectors, maturities and regions. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals.

PORTFOLIO TURNOVER. The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

BROKERAGE. The manager may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the manager exercises investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if the manager determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the manager exercises investment discretion.

FUND PERFORMANCE
The bar chart indicates the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not necessarily indicate how the Fund will perform in the future. The bar chart shows the performance of the Fund's Citi Shares for each of the past five full calendar years.

The table indicates the risks of investing in the Fund by comparing the average annual total return of each class for the periods shown with that of the Lehman Municipal 4 Years Plus Bond Index, a broad measure of market performance.


D Shares are newly offered. D Shares' performance would have been higher than that shown for Citi Shares because of lower D Shares expenses.


The Fund's performance reflects certain fee waivers or reimbursements. If these are reduced or eliminated, the Fund's performance may go down.

CITI NATIONAL TAX FREE INCOME FUND
ANNUAL TOTAL RETURNS

               1996                                3.31%
               1997                               11.45%
               1998                               10.05%
               1999                               (3.86)%
               2000                                 XX  %

QUARTERLY RETURNS:
(FOR CALENDAR QUARTERS COVERED BY THE BAR CHART)

Highest:                     % in        quarter
Lowest:                        % in        quarter

Year to date performance as of 3/31/01:     %

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2000

                                                    Life of Fund
                                                           Since
                                        1 Year           8/17/95
------------------------------------------------------------------
Citi Shares                                  %                 %

D Shares*                                  N/A               N/A
Lehman Municipal
  4 Years Plus Bond Index                    %              **

 * There were no D Shares outstanding for the calendar year ended December 31, 2000.
** Information regarding performance for this period is not available.


For up-to-date yield information, please call 1-800-995-0134, toll-free, or contact your account representative. If you are a Cititrade(R) customer, please call 1-888-663-CITI[2484], toll free.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi Shares of the Fund.


--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES - fees paid directly from your investment
SHARE CLASS                                             CITI SHARES    D SHARES
--------------------------------------------------------------------------------
                                                           None          None
--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------
Management fees                                            0.75%         0.75%
Distribution (12b-1) fees                                  0.25%         None

Other expenses                                                 %             %
                                                           -----         -----
Total annual operating expenses                                %*            %
--------------------------------------------------------------------------------

* Because some of the Fund's expenses were waived or reimbursed, actual
  total operating expenses for the prior fiscal year were:               %

Fee waivers and reimbursements may be reduced or terminated at any time.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

    o you invest $10,000 in the Fund for the time periods indicated;

    o you reinvest all dividends;

    o you then sell all of your shares at the end of those periods;

    o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

    o the Fund's operating expenses as shown in the table remain the same -- the example does not include voluntary fee caps.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CITI NATIONAL TAX FREE INCOME FUND
                   1 YEAR         3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
CITI SHARES         $               $               $              $
D SHARES            $               $               $              $


--------------------------------------------------------------------------------

CITI NEW YORK TAX FREE INCOME FUND
The Fund's goal is to generate high levels of current income exempt from federal, New York State and New York City personal income taxes and preserve the value of its shareholders' investment.

PRINCIPAL STRATEGIES
The Fund invests primarily in investment grade New York municipal obligations which are municipal obligations that pay interest that is exempt from federal as well as New York State and New York City personal income tax. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. Under normal market conditions, the Fund invests at least 80% of its assets in these New York municipal obligations. Issuers of these securities are usually located in New York, but the securities can also be issued by Puerto Rico and other U.S. territories. Interest on these obligations is also exempt from the federal alternative minimum tax. When acceptable New York municipal obligations are not available, the Fund may purchase other municipal obligations. The interest on these securities may be subject to New York State or City personal income taxes. The Fund may invest to a limited extent in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax.

The Fund may also invest in short-term debt securities that pay interest that is subject to federal, New York State and New York City personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax, including the federal alternative minimum tax, or New York State or New York City personal income taxes.

Certain securities held by the Fund may be covered by municipal bond insurance, in which case an insurer may make principal and interest payments on the securities if the issuer fails to do so.

The Fund is permitted to invest in bonds with any maturity. However, the Fund's dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the Fund may invest so that the dollar-weighted average maturity of the securities held by the Fund is under 10 years.

The Fund may use futures contracts, a common form of derivative, in order to protect (or "hedge") against changes in interest rates or to manage the maturity or duration of fixed income securities.

WHO MAY WANT TO INVEST
Citi New York Tax Free Income Fund may be an appropriate investment if you:

  o Seek exposure to the bond market.

  o Seek tax-exempt income from your investments.

  o Have an investment horizon that is at least intermediate term -- typically three years or longer.

  o Have income that is subject to New York State or City taxes.

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

NON-DIVERSIFIED FUND. The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, including issuers that derive income from similar projects or that are otherwise related. As a result, many securities held by the Fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

NEW YORK MUNICIPAL OBLIGATIONS. The Fund invests a high percentage of its assets in municipal obligations of issuers located in New York. As a result, the Fund is more exposed to events that adversely affect issuers in New York, and the Fund has more risk than a broadly diversified fund.

You should be aware that New York has experienced difficulties in recent years and could do so again in the future. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York municipal obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

MUNICIPAL MARKET RISK. There are special factors which may affect the value of municipal securities and, as a result, the Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities and supply and demand for New York municipal obligations. The Fund may invest in certain municipal securities, such as municipal lease obligations and industrial revenue bonds, that may have greater risks than ordinary municipal bonds.

REVENUE OBLIGATION RISK. The Fund may invest in municipal obligations called revenue obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on the Fund's revenue obligations.

MUNICIPAL LEASE OBLIGATIONS. When the Fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

INTEREST RATE RISK. In general, the prices of municipal securities and other debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

INCOME RISK. If interest rates decline, the amount of income paid to you by the Fund as dividends may also decline.

CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities. Lower quality debt securities, especially junk bonds, may be less liquid and may be more difficult for the Fund to value and sell.

PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another tax-free fund.

PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

FUTURES CONTRACTS. Futures contracts are a common form of derivatives. The Fund's use of futures contracts, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use futures contracts successfully depends on a number of factors, including futures contracts being available at prices that are not too costly, tax considerations, the manager's ability to accurately predict interest rate movements and the availability of liquid markets. If the manager's predictions are wrong, the Fund could suffer greater losses than if it had not used futures contracts.

PARTICIPATION INTERESTS. The Fund's investments in participation interests are subject to the risk that the Fund will not be considered the owner of the underlying municipal obligation. In that case, interest paid on the participation interest may not be exempt from federal, state, and local taxes.

ZERO COUPON OBLIGATIONS. Certain debt securities purchased by the Fund may be zero coupon obligations. Zero coupon obligations pay no current interest. As a result, their prices tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's share price more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund investors.

MORE ON THE FUND'S INVESTMENTS AND RISKS
INVESTMENTS. The Fund invests without limit in different types of municipal obligations, including general obligation securities (which are backed by the full faith, credit and taxing power of the issuer), revenue securities (which are payable only from revenues from a specific project or another revenue source), private activity bonds, industrial revenue bonds and municipal lease obligations. The Fund also may invest in participation interests in municipal obligations that are issued by banks and other financial institutions and in variable rate demand notes. Although the Fund is non-diversified, it seeks to limit its exposure to the housing, electrical utilities and hospital sectors by restricting its investment in any one of these sectors to 25% of the Fund's assets. More information on municipal obligations appears in "Municipal Obligations" below.

The Fund may purchase municipal obligations under arrangements (called stand-by commitments) where they can sell the securities at an agreed-upon price and date under certain circumstances. The Fund can also purchase securities under arrangements (called when-issued or forward-delivery basis) where the securities will not be delivered immediately. The Fund will set aside the assets to pay for these securities at the time of the agreement.

The manager seeks to minimize the Fund's exposure to the risk of default by investing in debt securities that are:

  o Investment grade at the time of purchase (investment grade securities are those rated Baa or better by Moody's or BBB or better by Standard & Poor's, or which the manager believes to be of comparable quality), or

  o Issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or

  o Obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets.

In addition, some of the bonds held in the Fund may be covered by municipal bond insurance.

The Fund may use other strategies and invest in other securities that are described in the Statement of Additional Information. However, the Fund may not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the Statement of Additional Information. The Fund's goals may be changed without shareholder approval. Of course, there can be no assurance that the Fund will achieve its goals.

DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality taxable money market and other short-term instruments, and may not be pursuing its investment goals.

MANAGEMENT STYLE. The Fund is managed with a combination of qualitative and quantitative analysis. The portfolio managers decide which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions for the United States as a whole, with a particular focus on the New York area. Given this information, the portfolio managers develop expectations for the performance of short-, intermediate- and long-term bonds although they generally make only modest adjustments to reflect their interest rate expectations. The manager seeks to add value by investing in a range of municipal bonds, representing different market sectors, structures and maturities. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals.

PORTFOLIO TURNOVER. The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

BROKERAGE. The manager may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the manager exercises investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if the manager determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the manager exercises investment discretion.

FUND PERFORMANCE
The bar chart indicates the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not necessarily indicate how the Fund will perform in the future. The bar chart shows the performance of the Fund's Citi Shares for each of the past 10 full calendar years.

The table indicates the risks of investing in the Fund by comparing the average annual total return of each class for the periods shown with that of the Lehman Municipal Bond Index, a broad measure of market performance.


D Shares are newly offered. D Shares' performance would have been higher than that shown for Citi Shares because of lower D Shares expenses.


The Fund's performance reflects certain fee waivers or reimbursements. If these are reduced or eliminated, the Fund's performance may go down.

CITI NEW YORK TAX FREE INCOME FUND
ANNUAL TOTAL RETURNS

               1991                               12.34%
               1992                                7.86%
               1993                               12.03%
               1994                               (7.47)%
               1995                               17.89%
               1996                                3.01%
               1997                                9.62%
               1998                                6.89%
               1999                               (3.73)%
               2000                                 XX  %

QUARTERLY RETURNS:
(FOR CALENDAR QUARTERS COVERED BY THE BAR CHART)

Highest:                     % in       quarter
Lowest:                        % in       quarter

Year to date performance as of 3/31/01:     %

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2000

                                    1 Year      5 Years      10 Years
-----------------------------------------------------------------------
Citi Shares                              %            %             %
D Shares*                              N/A          N/A           N/A
Lehman Municipal
  Bond Index                             %            %             %

* There were no D Shares outstanding for the calendar year ended December 31, 2000.
For up-to-date yield information, please call 1-800-995-0134, toll-free, or contact your account representative. If you are a Cititrade(R) customer, please call 1-888-663-CITI[2484], toll free.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi Shares of the Fund.


--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES - fees paid directly from your investment
SHARE CLASS                                            CITI SHARES    D SHARES
--------------------------------------------------------------------------------
                                                          None          None
--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------
Management fees                                           0.75%         0.75%
Distribution (12b-1) fees                                 0.25%         None

Other expenses                                                %             %
                                                          -----         -----
Total annual operating expenses                               %*            %
--------------------------------------------------------------------------------

* Because some of the Fund's expenses were waived or
  reimbursed, actual total operating expenses for the
  prior fiscal year were:                                     %

Fee waivers and reimbursements may be reduced or terminated at any time.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

    o you invest $10,000 in the Fund for the time periods indicated;

    o you reinvest all dividends;

    o you then sell all of your shares at the end of those periods;

    o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

    o the Fund's operating expenses as shown in the table remain the same -- the example does not include voluntary fee caps.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CITI NEW YORK TAX FREE INCOME FUND

                    1 YEAR         3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
CITI SHARES          $               $               $              $
D SHARES             $               $               $              $

--------------------------------------------------------------------------------

YOUR ACCOUNT


CHOOSING A CLASS OF SHARES TO BUY
You may purchase Citi Shares which are sold at net asset value with no initial or deferred sales charge. Citi Shares are subject to an ongoing service fee. Citi Shares is the class of shares generally available for purchase by investors. D Shares are sold at net asset value with no initial or deferred sales charge. D Shares are not subject to an ongoing service fee. You may purchase D Shares only if you are participating in certain investment programs. D Shares also are offered to certain tax-exempt employee benefit and retirement plans. For more information about these programs, please call 1-800-995-0134. Each share class may not be available for purchase by every investor.

HOW TO BUY SHARES
Shares of the Funds are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Funds' distributor, a broker-dealer, financial intermediary or financial institution, or the distributor's financial consultants (each called a Service Agent). Please call 1-800-995-0134 for information. You may also purchase shares directly from a Fund by calling the Fund's sub-transfer agent at 1-800-995-0134 between the hours of 8:00 a.m. and 4:00 p.m.

Please specify whether you are purchasing Citi or D Shares. If you fail to specify, Citi Shares will be purchased for your account.

The Funds do not, but your Service Agent may, impose a minimum initial or subsequent investment requirement.


Shares are purchased at net asset value the next time it is calculated after your order is received in proper form by a Fund. Each Fund has the right to reject any purchase order or cease offering Fund shares at any time.

Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears.

If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Funds' sub-transfer agent.

Each Fund has a Systematic Investment Plan which allows you to automatically invest a specific dollar amount in your account on a periodic basis. For more information, please contact the Funds' sub-transfer agent at 1-800-995-0134 or, if you hold your shares through a Service Agent, your Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI[2484] for more information.

CITITRADE(R) INVESTING
Shares may be purchased through the Cititrade Program by customers that have established a Cititrade Account. For more detailed information on how to open a Cititrade Account, please visit the Cititrade website at www.mycititrade.com, or call a Cititrade account representative at 1-888-663-CITI[2484].

Once you open your Cititrade Account, you will be subject to the general account requirements of the Cititrade Program, as described in the Cititrade account application, and will have access to all the electronic financial services made available from time to time over the Internet by the Cititrade Program. This prospectus is readily available for viewing and printing on the Cititrade website. Please note that www.mycititrade.com is an inactive textual reference only, meaning that the information contained on the website is not part of this prospectus and is not incorporated herein by reference.

Investors who have established an account with Cititrade may receive shareholder information about the Fund they invest in electronically, unless they otherwise request to receive the information in paper format. Shareholder information includes prospectuses, financial reports, confirmations, proxy solicitations and financial statements. Cititrade shareholders may also receive other Fund-related correspondence through their e-mail account.

You may incur costs imposed by your Internet service provider for on-line access to shareholder documents and maintaining an e-mail account. The Funds reserve the right to deliver paper-based documents to investors in certain circumstances, at no cost to you.

Cititrade is a registered service mark of Citicorp.

HOW THE PRICE OF YOUR SHARES IS CALCULATED
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. A Fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. Each Fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the Statement of Additional Information.

When reliable market prices or quotations are not readily available, each Fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Funds' Board of Trustees. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

HOW TO SELL SHARES
You may sell (redeem) your shares Monday through Friday, except on certain holidays. You may make redemption requests in writing through the Funds' sub-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. Cititrade customers may redeem shares by contacting a Cititrade account representative at 1-888-663-CITI[2484]. All redemption requests must be in proper form, as determined by the sub-transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the Funds' sub-transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

The Funds have Systematic Withdrawal Plans which allow you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. For more information, please contact the Funds' sub-transfer agent at 1-800-995-0134 or, if you hold your shares through a Service Agent, your Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI [2484] for more information.

The price of any redemption of Fund shares will be the NAV the next time it is calculated after your redemption request has been received by the transfer agent. Fund shares are redeemed without a sales charge.

Your account will be credited with your redemption proceeds in federal funds normally on the third business day after you sell your shares but, in any event, within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. Each Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your account balance with a Fund may be subject to a $500 minimum. If so, the Fund reserves the right to close your account if it falls below $500 because of redemptions. You will have 60 days to make an additional investment. If you do not increase your balance, a Fund may close your account and send the proceeds to you. Your shares will be sold at NAV on the day your account was closed.

EXCHANGES
Shares may be exchanged for shares of any other Fund offered in the no-load family of CitiFunds(R). CitiFunds is a registered service mark of Citicorp. You may place exchange orders through the sub-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The sub-transfer agent or your Service Agent can provide you with more information.

Cititrade customers may exchange Fund shares by contacting a Cititrade account representative at 1-888-663-CITI [2484].

There is no sales charge on Fund shares you get through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

All share classes may not be available upon exchange.

DIVIDENDS
Each Fund declares dividends daily of substantially all of its net income (if any) from dividends and interest. Each Fund pays these dividends monthly to its shareholders of record.

Each Fund's net realized short-term and long-term capital gains, if any, will be distributed to that Fund's shareholders semi-annually. Each Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

TAX MATTERS
This discussion of taxes is very general. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

TAXABILITY OF DISTRIBUTIONS; FEDERAL INCOME TAXES. You will not normally have to pay federal income taxes on distributions a Fund designates as attributable to interest on municipal obligations, that is, as "tax-exempt" dividends. Certain "tax-exempt" dividends may be subject to the federal alternative minimum tax, however.

A Fund may also invest from time to time in taxable securities, or realize gains from transactions in securities. You will normally have to pay federal income taxes on the distributions not attributable to interest on municipal obligations which you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by a Fund as capital gain dividends are taxable as long-term capital gains. Other distributions, not designated as "tax-exempt" dividends, are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the Funds will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.

STATE AND LOCAL TAXES. Generally, you will have to pay state or local taxes on Fund dividends and other distributions that are taxable to you for federal income tax purposes, although distributions derived from interest on U.S. government obligations may be exempt from certain state and local taxes. Except as noted below, Fund dividends that are not taxable to you for federal income tax purposes may still be subject to tax under the income or other tax laws of state or local taxing authorities.

As long as at the end of each quarter of the Citi California Tax Free Income Fund's fiscal year the Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's assets consists of California municipal obligations that, if held by an individual, would pay interest exempt from California taxation, shareholders of the Fund will be able to exclude from income, for California personal income tax purposes, dividends received from the Fund which are derived from income (less related expenses) from such California municipal obligations. These dividends must be designated as such by the Fund by written notice to shareholders within 60 days after the close of that fiscal year. The foregoing description is a general, abbreviated summary that relates solely to the California personal income taxation of dividends received by shareholders. Accordingly, potential investors, including, in particular, investors who may be subject to California corporate franchise tax or California corporate income tax, should consult with their own tax advisers.

To the extent that dividends received from the Citi New York Tax Free Income Fund are derived from interest on New York municipal obligations, the dividends will also be excluded from the gross income of individual shareholders who are New York residents for New York State and New York City personal income tax purposes. Dividends from the Fund are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions (with certain limited exceptions provided in the New York City Tax on Bank Corporations).

BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. A Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

TAXATION OF TRANSACTIONS. If you sell your shares of a Fund, or exchange them for shares of another fund, it is considered a taxable event. Depending on your purchase price and the sales price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you redeem your Fund shares after tax-exempt income has accrued but not yet been declared as a dividend, the portion of redemption proceeds representing that income may be taxed as a capital gain even though it would have been tax-exempt if it had been declared as a dividend prior to redemption. In addition, if you redeem your Fund shares within six months of their purchase, any short-term capital loss realized on redemption is disallowed to the extent of any dividends of tax-exempt income received during that period. You are responsible for any tax liabilities generated by your transaction.

MANAGEMENT OF THE FUNDS


MANAGER. The Funds' investment manager is SSB Citi Mutual Fund Management Inc., a subsidiary of Citigroup Inc. established to take over the investment advisory operations of Citibank, N.A. The manager's address is 388 Greenwich Street, New York, New York 10013. The manager selects the Funds' investments and oversees their operations. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

John C. Mooney, CFA has managed the Citi California Tax Free Income Fund since its inception and the Citi National Tax Free Income Fund and Citi New York Tax Free Income Fund since June 1997. Mr. Mooney joined Citibank in 1997 as a Senior Portfolio Manager responsible for managing tax-exempt fixed income funds. He became a Vice President of Citibank in . He is also part of the team responsible for fixed-income strategy, research and trading. From 1994 to 1997, Mr. Mooney served as a Vice President and tax-exempt portfolio manager at SunAmerica. He has 12 years of investment management experience.

MANAGEMENT FEES. For the Citi California Tax Free Income Fund's fiscal year
ended December 31, 2000, the Fund paid management fees totaling   % of that
Fund's average daily net assets, after waivers. For the Citi National Tax Free Income Fund's fiscal year ended December 31, 2000, the Fund paid management fees
totaling   % of that Fund's average daily net assets, after waivers. For the
Citi New York Tax Free Income Fund's fiscal year ended December 31, 2000, the
Fund paid management fees totaling   % of that Fund's average daily net assets,
after waivers.

DISTRIBUTION ARRANGEMENTS
The Funds have two classes of shares, Citi Shares and D Shares. These classes have different expense levels. The Funds do not charge any sales loads or deferred sales loads in connection with the purchase of Citi or D Shares.


The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

MUNICIPAL OBLIGATIONS

MUNICIPAL OBLIGATIONS are fixed and variable rate obligations issued by or on behalf of states and municipal governments, Puerto Rico and other U.S. territories, and their authorities, agencies, instrumentalities and political subdivisions, and by other qualifying issuers. The interest on these obligations is exempt from federal income tax.


Longer term municipal obligations (municipal bonds) generally are issued to raise funds for construction or to retire previous debt. Short term obligations (municipal notes or commercial paper) may be issued to finance short term cash needs in anticipation of receipt of tax and other revenues.

MUNICIPAL LEASE OBLIGATIONS are undivided interests issued by a state or municipality in a lease or installment purchase of equipment or facilities.


In a PARTICIPATION INTEREST, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted. As a result, these instruments do not offer the same opportunity for capital appreciation or loss as fixed rate investments.

FINANCIAL HIGHLIGHTS
To be added by amendment.

APPENDIX

TAXABLE EQUIVALENT YIELD TABLES

RATES FOR 2000 UNDER FEDERAL PERSONAL INCOME TAX LAW, CALIFORNIA STATE INCOME TAX LAW, AND NEW YORK STATE AND NEW YORK CITY INCOME TAX LAW

If you are subject to income tax, you need to earn a higher taxable yield to achieve the same after-tax income, than you would if the yield were tax-exempt. The following tables show the approximate taxable yields which are equivalent to tax-exempt yields under 2000 federal personal income tax laws, under the California State personal income tax laws, and under the New York State and New York City personal income tax laws described in the tables. If tax laws, rates or brackets are changed, the information in the tables would be out of date. Each Fund expects that a substantial portion of its dividends will be exempt from federal personal income taxes. Citi California Tax Free Income Fund also expects that a substantial portion of its dividends will be exempt from California personal income taxes. Similarly, Citi New York Tax Free Income Fund expects a substantial portion of the dividends it pays will be exempt from New York State and New York City personal income taxes. However, in reviewing the tables below, you should remember that the Funds may also pay dividends which are subject to federal, state and local personal income taxes.

FEDERAL TAX RATES

            TAXABLE INCOME*               INCOME                                FEDERAL TAX-EXEMPT YIELD
---------------------------------------     TAX      ------------------------------------------------------------------------------
    SINGLE 2000          JOINT 2000       BRACKET     2.0%    2.5%    3.0%    3.5%    4.0%    4.5%    5.0%    5.5%    6.0%    6.5%
-----------------------------------------------------------------------------------------------------------------------------------
        $0-$ 26,250         $0-$ 43,850    15.0%     2.35%   2.94%   3.53%   4.12%   4.71%   5.29%   5.88%    6.47%   7.06%   7.65%
  $ 26,251-$ 63,550   $ 43,851-$105,950    28.0      2.78    3.47    4.17    4.88    5.56    6.25    6.94     7.64    8.33    9.03
  $ 63,551-$132,600   $105,951-$161,450    31.0      2.90    3.62    4.35    5.07    5.80    6.52    7.25     7.97    8.70    9.42
  $132,601-$288,350   $161,451-$288,350    36.0      3.13    3.91    4.69    5.47    6.25    7.03    7.81     8.59    9.38   10.16
$288,351 & Over      $288,351 & Over       39.6      3.31    4.14    4.97    5.79    6.62    7.45    8.28     9.11    9.93   10.76
* Net amount subject to Federal personal income tax after deductions and exemptions.

CALIFORNIA TAX RATES

            TAXABLE INCOME*                INCOME                             CALIFORNIA TAX-EXEMPT YIELD
---------------------------------------     TAX      ------------------------------------------------------------------------------
  SINGLE 1999***       JOINT 1999***     BRACKET**    2.0%    2.5%    3.0%    3.5%    4.0%    4.5%    5.0%    5.5%    6.0%    6.5%
-----------------------------------------------------------------------------------------------------------------------------------
        $0-$ 26,250                        17.85%    2.43%   3.04%   3.65%   4.26%   4.87%   5.48%   6.09%    6.70%   7.30%   7.91%
                            $0-$ 43,850    17.40     2.42    3.03    3.63    4.24    4.84    5.45    6.05     6.66    7.26    7.87
  $ 26,251-$ 63,550                        34.45     3.05    3.81    4.58    5.34    6.10    6.86    7.63     8.39    9.15    9.92
                      $ 43,851-$105,950    34.06     3.03    3.79    4.55    5.31    6.07    6.82    7.58     8.34    9.10    9.86
  $ 63,551-$132,600   $105,951-$161,450    37.42     3.20    3.99    4.79    5.59    6.39    7.19    7.99     8.79    9.59   10.39
  $132,601-$288,350   $161,451-$288,350    41.95     3.45    4.31    5.17    6.03    6.89    7.75    8.61     9.47   10.34   11.20
$288,351 & Over      $288,351 & Over       45.22     3.65    4.56    5.48    6.39    7.30    8.21    9.13    10.04   10.95   11.87
  * Net amount subject to Federal and California personal income tax after deductions and exemptions.
 ** Effective combined federal and state tax bracket.
*** TState rate based on the average state rate for the federal tax bracket. Combined Federal and California rate assumes itemization of state tax deduction. California tax rates are based on 1999 information since at this time 2000 information is not available.

NEW YORK STATE TAX RATES

            TAXABLE INCOME*                INCOME                              NEW YORK TAX-EXEMPT YIELD
---------------------------------------     TAX      ------------------------------------------------------------------------------
   SINGLE 2000**       JOINT 2000***     BRACKET**    2.0%    2.5%    3.0%    3.5%    4.0%    4.5%    5.0%    5.5%    6.0%    6.5%
-----------------------------------------------------------------------------------------------------------------------------------
        $0-$ 26,250                        19.54%    2.49%   3.11%   3.73%   4.35%   4.97%   5.59%   6.21%    6.84%   7.46%   8.08%
                            $0-$ 43,850    19.28     2.48    3.10    3.72    4.33    4.96    5.57    6.19     6.81    7.43    8.05
  $ 26,251-$ 63,550   $ 43,851-$105,950    32.93     2.98    3.73    4.47    5.22    5.96    6.71    7.45     8.20    8.95    9.69
  $ 63,551-$132,600   $105,951-$161,450    35.73     3.11    3.89    4.67    5.45    6.22    7.00    7.78     8.56    9.34   10.11
  $132,601-$288,350   $161,451-$288,350    40.38     3.35    4.19    5.03    5.87    6.71    7.55    8.39     9.23   10.06   10.90
$288,351 & Over      $288,351 & Over       43.74     3.55    4.44    5.33    6.22    7.11    8.00    8.89     9.78   10.66   11.56
  * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
 ** Effective combined federal and state tax bracket.
*** State rate based on the average state rate for the federal tax bracket. Combined Federal and New York rate assumes itemization of state tax deduction.

NEW YORK STATE AND CITY TAX RATES

            TAXABLE INCOME*                INCOME                            NEW YORK CITY TAX-EXEMPT YIELD
---------------------------------------     TAX      ------------------------------------------------------------------------------
  SINGLE 2000****      JOINT 2000****    BRACKET**    2.0%    2.5%    3.0%    3.5%    4.0%    4.5%    5.0%    5.5%    6.0%    6.5%
-----------------------------------------------------------------------------------------------------------------------------------
        $0-$ 26,250                        22.40%    2.58%   3.22%   3.87%   4.51%   5.15%   5.80%   6.44%    7.09%   7.73%   8.38%
                            $0-$ 43,850    22.13     2.57    3.21    3.85    4.49    5.14    5.78    6.42     7.06    7.71    8.35
  $ 26,251-$ 63,550                        35.63     3.11    3.88    4.66    5.44    6.21    6.99    7.77     8.54    9.32   10.10
                      $ 43,851-$105,950    35.62     3.11    3.88    4.66    5.44    6.21    6.99    7.77     8.54    9.32   10.10
  $ 63,551-$132,600   $105,951-$161,450    38.37     3.25    4.06    4.67    5.68    6.49    7.30    8.11     8.92    9.74   10.55
  $132,601-$288,350   $161,451-$288,350    42.83     3.50    4.37    5.25    6.12    7.00    7.87    8.75     9.62   10.50   11.37
$288,351 & Over      $288,351 & Over       46.05     3.71    4.63    5.56    6.49    7.41    8.34    9.27    10.19   11.12   12.05
   * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
  ** Effective combined federal and state tax bracket.
**** State rate based on the average state rate for the federal tax bracket. City rate based on the average city rate for the federal tax bracket. Combined Federal, New York State and New York City rate assumes itemization of state tax deduction.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about a Fund's investments is included in the Fund's Annual and Semi-Annual Reports to Shareholders. In a Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

The Annual and Semi-Annual Reports for a Fund list its portfolio holdings and describe its performance.

To obtain free copies of the Funds' SAI and the Funds' Annual and Semi-Annual Reports, when available, or to make other inquiries, please call 1-800-995-0134 toll-free. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI [2484].

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at: (202) 942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.



SEC File Number 811-5034



CIT0025

                                                                  Statement of
                                                        Additional Information
                                                                        , 2001


CITI(SM) CALIFORNIA TAX FREE INCOME FUND
CITI(SM) NATIONAL TAX FREE INCOME FUND
CITI(SM) NEW YORK TAX FREE INCOME FUND


    CitiFunds(R) Income Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust offers two classes of shares of Citi National Tax Free Income Fund, Citi New York Tax Free Income Fund and Citi California Tax Free Income Fund (collectively, the "Funds"), to which this Statement of Additional Information relates. The address and telephone number of the Trust are 388 Greenwich Street, 23rd Floor, New York, New York 10013, 1-800-451-2010.


-------------------------------------------------------------------------------
                              INVESTMENT PRODUCTS:
             NOT FDIC INSURED -- NO BANK GUARANTEE -- MAY LOSE VALUE
-------------------------------------------------------------------------------

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----


 1. The Trust ...........................................................    2
 2. Investment Objective and Policies ...................................    2
 3. Description of Permitted Investments and Investment Practices .......    3
 4. Investment Restrictions .............................................   13
 5. Performance Information and Advertising .............................   13
 6. Determination of Net Asset Value; Valuation of Securities ...........   16
 7. Additional Information on the Purchase and Sale of Fund Shares ......   16
 8. Management ..........................................................   18
 9. Portfolio Transactions ..............................................   24
10. Description of Shares, Voting Rights and Liabilities ................   25
11. Tax Matters .........................................................   26
12. Financial Statements ................................................   28
Appendix A -- Additional Information Concerning California Municipal
              Obligations ...............................................  A-1
Appendix B -- Additional Information Concerning New York Municipal
              Obligations ...............................................  B-1
Appendix C -- Description of Securities Ratings .........................  C-1
Appendix D -- Taxable Equivalent Yield Tables ...........................  D-1

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the
Funds' Prospectus dated             , 2001, by which shares of the Funds are
offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 28 hereof. These financial statements can be found in the applicable Fund's Annual Report to Shareholders. Please call 1-800-995-0134 toll free to obtain a Prospectus for a Fund. A Cititrade customer may obtain copies of a Fund's Prospectus and annual report without charge on the Cititrade website at www.mycititrade.com or by calling 1-888-663-CITI[2484].


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    CitiFunds Income Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was called Landmark New York Tax Free Income Fund until its name was changed to Landmark Tax Free Income Funds effective October 21, 1993. Effective March 2, 1998, the Trust's
name was changed to CitiFunds Tax Free Income Trust. Effective       , 2001,
the Trust's name was changed to CitiFunds Income Trust. This Statement of Additional Information describes Citi California Tax Free Income Fund (the "California Fund"), Citi National Tax Free Income Fund, (the "National Fund"), and Citi New York Tax Free Income Fund, (the "New York Fund"), each of which is a separate series of the Trust. Prior to March 2, 1998, the National Fund was called Landmark National Tax Free Income Fund, and the New York Fund was called Landmark New York Tax Free Income Fund. From March 2, 1998 until September 4, 2000 the California Fund was called CitiFunds California Tax Free Income Portfolio, the National Fund was called CitiFunds National Tax Free Income Portfolio, and the New York Fund was called CitiFunds New York Tax Free Income Portfolio. References in this Statement of Additional Information to
the "Prospectus" are to the Fund's Prospectus dated             , 2001.


    Each Fund is a non-diversified mutual fund, which means that it is not limited by the Investment Company Act of 1940 (the "1940 Act") in the proportion of its assets that may be invested in the obligations of a single issuer. Each Fund intends, however, to comply with diversification requirements imposed on mutual funds by the Internal Revenue Code.


    SSB Citi Mutual Fund Management Inc. ("SSB Citi" or the "Manager") is the investment manager of each of the Funds and also provides certain administrative services to the Funds. SSB Citi manages the investments of the Funds from day to day in accordance with each Fund's investment objective and policies. The selection of investments for the Funds and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.


    The Board of Trustees of the Trust provides broad supervision over the affairs of the Funds. Shares of the Funds are continuously sold by Salomon Smith Barney, Inc., the Funds' distributor ("Salomon Smith Barney" or the "Distributor").

                    2.  INVESTMENT OBJECTIVE AND POLICIES
CALIFORNIA FUND

    The investment objective of the California Fund is to generate high levels of current income exempt from federal and California State personal income taxes and preserve the value of its shareholders' investment.


    The California Fund seeks its objective by investing in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers ("Municipal Obligations") that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. As a non-fundamental policy, at least 80% of the California Fund's net assets will be invested in Municipal Obligations under normal circumstances. At least 65% of the California Fund's total assets will be invested in Municipal Obligations the interest on which is exempt from both federal and California personal income taxes ("California Municipal Obligations") under normal circumstances. These policies may be changed without shareholder approval. California Municipal Obligations include Municipal Obligations of the State of California and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.


NATIONAL FUND

    The investment objective of the National Fund is to generate high levels of current income exempt from federal income taxes and preserve the value of its shareholders' investment.


    The National Fund seeks its objective by investing in Municipal Obligations that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. As a non-fundamental policy, at least 80% of the National Fund's assets will be invested in tax-exempt Municipal Obligations under normal circumstances. This policy may be changed without shareholder approval.


NEW YORK FUND

    The investment objective of the New York Fund is to generate high levels of current income exempt from federal, New York State and New York City personal income taxes and preserve the value of its shareholders' investment.


    The New York Fund seeks its objective by investing in Municipal Obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax ("New York Municipal Obligations"). As a non-fundamental policy, at least 80% of the New York Fund's assets will be invested in New York Municipal Obligations under normal circumstances. This policy may be changed without shareholder approval. New York Municipal Obligations include Municipal Obligations of New York State and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.


GENERAL

    The investment objective of each Fund may be changed without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that a Fund will achieve its investment objective.

    The Fund's Prospectus contains a discussion of the principal investment strategies of each Fund and the principal risks of investing in each Fund. The following supplements the information contained in the Prospectus concerning the investment, policies and techniques of each Fund. Unless specifically designated, the policies described in this section and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    The Funds currently invest directly in securities. However, in the future, the Funds may invest in securities indirectly through one or more investment companies, to the extent permitted by applicable law. Shareholder approval is not needed to change the Funds' investment structure.

                  3.   DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    The Funds may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the Manager's investment strategies for each Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the Manager's opinion, make economic sense.

MUNICIPAL OBLIGATIONS

    Municipal Obligations include municipal bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States (including, for example, the District of Columbia, Puerto Rico, Guam and certain Indian tribes) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds generally have a maturity at the time of issue of one year or more and are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

    The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. Each Fund may invest more than 25% of its assets in (i) industrial revenue bonds issued to finance industrial projects, and (ii) Municipal Obligations issued to finance housing, electrical utilities and hospitals (although a Fund may not invest more than 25% of its assets at any time in debt securities financing any one of housing, electrical utilities, or hospitals, considered as three separate categories). Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on Municipal Obligations held by the Funds.

    Municipal Obligation notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most Municipal Obligation notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal Obligation notes generally have maturities of one year or less. Municipal Obligation notes include:

        1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

        2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

        3. Tax and Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by a state or municipality to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

        4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes. Bond Anticipation Notes are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

    Municipal Obligation commercial paper typically represents short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's) and FITCH IBCA, Inc. ("Fitch") represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

    In determining the tax status of interest on Municipal Obligations, the Manager relies without independent review on opinions rendered at the time of issuance of bond counsel who may be counsel to the issuer.

RISK FACTORS AFFECTING CALIFORNIA

    The Trust intends to invest a high proportion of the California Fund's assets in Municipal Obligations of the State of California and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

    Investors in the California Fund should consider carefully the special risks inherent in investing in California Municipal Obligations. The State of California and other issuers of California Municipal Obligations have experienced severe financial difficulties. From 1990-1993, the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in the defense/aerospace industries and military base closures and a major drop in real estate construction. In December 1994, Orange County, California and its pooled investment funds filed for protection under the federal Bankruptcy Code. Orange County's financial difficulties could continue to adversely affect other issuers of California Municipal Obligations. Since the start of 1994, California's economy has been recovering and growing steadily stronger, to the point where the State's economic growth is outpacing the rest of the nation. A significant portion of the State's economic growth has been in industries, such as high technology and entertainment, that may be particularly sensitive to economic trends. In addition, such industries can be adversely affected by economic turmoil in foreign markets. After having been downgraded in 1994 as the result of the financial difficulties of the State of California, the credit ratings of certain of the State's obligations have been upgraded by certain rating agencies. There can be no assurance that the State's economic growth will continue or that credit ratings on obligations of the State of California and other California Municipal Obligations will not be downgraded again.

    Many of the California Fund's Municipal Obligations are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. Investors in the California Fund should consider the greater risks inherent in the California Fund's concentration in these securities when compared with the safety that comes with a less geographically concentrated investment portfolio.

    For further information concerning California Municipal Obligations, see Appendix A to this Statement of Additional Information. The summary set forth above and in Appendix A is included for purposes of providing a general description of California credit and financial conditions. This summary is based on information from statements, including preliminary statements, of issuers of California Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

RISK FACTORS AFFECTING NEW YORK

    The Trust intends to invest a high proportion of the New York Fund's assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

    Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect New York's financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control.

    Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance could result in wage, bonus and unemployment levels that are significantly different from those embodied in the State's financial plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

    The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

    Investors in the New York Fund should consider carefully the special risks inherent in investing in New York Municipal Obligations. There can be no assurance that credit ratings on obligations of New York State, New York City and other New York governmental authorities will not be downgraded due to changes in New York's financial condition. Investors in the New York Fund should consider the greater risks inherent in the New York Fund's concentration in these securities when compared with the safety that comes with a less geographically concentrated investment portfolio.

    For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for purposes of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

PARTICIPATIONS IN MUNICIPAL LEASES

    Participations in municipal leases are undivided interests in a portion of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

PARTICIPATION INTERESTS

    The Trust may purchase from banks on behalf of each Fund participation interests in all or part of specific holdings of Municipal Obligations. The Trust has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Funds" credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will only be purchased if in the opinion of counsel to the issuer interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Funds. The Trust will not invest more than 5% of either the National Fund or the New York Fund's total assets (taken at the greater of cost or market value) in participation interests.

OTHER DEBT SECURITIES

    Subject to the limitations set forth in each Fund's Prospectus, the Funds may also invest in short-term debt securities that pay interest that is subject to federal income taxes and State and city personal income taxes. These debt securities may be issued by companies, the U.S. Government, or agencies of the U.S. Government. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

SECURITIES RATED BAA OR BBB

    Each Fund may purchase securities rated Baa by Moody's or BBB by Standard & Poor's and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Appendix C contains a description of these ratings.

FLOATING AND VARIABLE RATE OBLIGATIONS

    Each Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. If interest rates rise or fall, the rates payable on variable rate instruments will generally be readjusted. As a result, variable rate instruments do not offer the same opportunity for capital appreciation or loss as fixed rate investments.

    Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Funds will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its operating policy limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund's custodian.

    The Funds' investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

    The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Fund through the demand feature, the obligations mature on a specified date which may range up to 30 years from the date of issuance.

FUTURES CONTRACTS

    Each Fund may use financial futures in order to protect itself from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Because the value of a futures contract changes based on the price of the underlying security, futures contracts are a common form of derivatives. Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when a Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

    A Fund may purchase or sell futures contracts to attempt to protect the Fund from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

    Similarly, when it is expected that interest rates may decline, a Fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although the use of futures for hedging, if correctly used, should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if a Fund sells a futures contract to protect against losses in the debt securities held by the Fund), they do not eliminate the risk of loss and at the same time the futures contracts may limit any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of a Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, where a Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy or sell.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contracts was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the Manager's investment judgment about the general direction of interest rates or other economic factors is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if a Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Manager does not believe that these trading and position limits would have an adverse impact on a Fund's strategies involving futures.

    CFTC regulations require compliance with certain limitations in order to assure that a Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit each Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.

    The Funds will comply with this CFTC requirement, and each Fund currently intends to adhere to the additional policies described below. First, an amount of cash or liquid securities will be maintained by each Fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that a Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by a Fund not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract. Finally, a Fund will not invest in futures contracts to the extent that such investment would be inconsistent with the Fund's investment policies which provide that, under normal circumstances, the National Fund and the California Fund will invest at least 80% of their assets in Municipal Obligations exempt from federal income taxes including the federal alternative minimum tax and the New York Fund will invest at least 80% of its assets in triple tax-exempt Municipal Obligations (that is, obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax).

    The use of futures contracts potentially exposes a Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases a Fund's potential for both gain and loss. As noted above, the Funds intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Funds.

    The use of futures contracts may increase the amount of taxable income of a Fund and may affect the amount, timing and character of a Fund's income for tax purposes, as more fully discussed herein in the section entitled "Certain Additional Tax Matters."

STAND-BY COMMITMENTS

    When a Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks or broker-dealers with respect to the Municipal Obligations. Under a stand-by commitment, a bank or broker- dealer agrees to purchase at a Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option with respect to a particular Municipal Obligation. Each Fund intends to acquire stand-by commitments solely to facilitate liquidity. Stand-by commitments are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying security will generally be different from that of the commitment. In some cases it may not be possible to exercise rights under a stand-by commitment when the underlying Municipal Obligation is in default.

WHEN-ISSUED SECURITIES

    Each of the Funds may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond normal settlement times. In general, a Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Funds would take delivery of such securities, but the Fund may sell them before the settlement date. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission ("SEC") policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of a Fund's assets committed to the purchase of securities on a "when-issued basis" may increase the volatility of its net asset value.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, each of the Funds may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). When the borrower provides a Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager to be of good standing. In addition, a Fund could suffer a loss if the borrower terminates the loan and the Fund is forced to liquidate the investments in order to return the cash collateral to the buyer. The Manager will make loans only when, in the judgment of the Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Manager determines to make loans, it is not intended that the value of the securities loaned by a Fund would exceed 30% of the market value of its total assets.

RULE 144A SECURITIES


    Each of the Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, the National Fund will not invest more than 15%, and the California and New York Funds will not invest more than 10%, of their respective net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees of the Trust determines, based on the trading markets for a specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Manager the daily function of determining and monitoring liquidity of Rule 144A securities.


PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    The National Fund may invest up to 15%, and the California and New York Funds may invest up to 10%, of their respective net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

SHORT SALES "AGAINST THE BOX"

    In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    A Fund may make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but each Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    Not more than 40% of a Fund's total assets would be involved in short sales "against the box."

OTHER INVESTMENT COMPANIES

    Subject to applicable statutory and regulatory limitations, assets of the Funds may be invested in shares of other investment companies.

REPURCHASE AGREEMENTS

    Each of the Funds may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a Fund are fully collateralized, with such collateral being marked to market daily. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, a Fund could experience a loss. Repurchase agreements may involve Municipal Obligations and other securities.

REVERSE REPURCHASE AGREEMENTS

    Each Fund may enter into reverse repurchase agreements subject to the Funds' investment restriction on borrowing. Reverse repurchase agreements involve the sale of securities held by a Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair a Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the Fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, a Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has changed, a Fund could experience a loss.

DEFENSIVE STRATEGIES

    During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Funds may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

                         4.  INVESTMENT RESTRICTIONS


    The Trust, on behalf of each Fund, has adopted the following policies which cannot be changed without the approval of the holders of a majority of the applicable Fund's outstanding voting securities, which, as used in this Statement of Additional Information, means the lesser of (i) voting securities representing more than 50% of the voting power of the Fund, or (ii) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which holders of voting securities representing more than 50% of the Fund's voting power are represented in person or by proxy. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.


    None of the Funds may:


        (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of a Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as a Fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security.

        (3) Real Estate, Oil and Gas, Mineral Interests: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. Each Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

        (4) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

        (5) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (6) Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    As an operating policy, the National Fund will not invest more than 15% of its net assets (taken at market value), and the California and New York Funds will not invest more than 10% of their respective net assets (taken at market value) in securities for which there is no readily available market. Each Fund's policy is not fundamental and may be changed without shareholder approval.


    If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held for the Fund is not considered a violation of policy. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                 5.  PERFORMANCE INFORMATION AND ADVERTISING

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield, tax equivalent yield, total rate of return or tax equivalent total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

    Each Fund may provide its period, annualized, cumulative, and average annual "total rates of return" and "tax equivalent total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. Average annual total return figures represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. The "tax equivalent total rate of return" refers to the total rate of return that a fully taxable mutual fund would have to generate in order to produce an after-tax total rate of return equivalent to that of a Fund. The use of a tax equivalent total rate of return allows investors to compare the total rates of return of a Fund, the dividends from which are expected to be mostly exempt from federal income taxes with the total rates of return of funds the dividends from which are not so tax-exempt.

    A total rate of return quotation for each Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    Average annual total return is a measure of a Fund's performance over time. It is determined by taking a Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 initial investment in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

    Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of a period, deducting (as applicable) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period.

    Each Fund may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day or one month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" refers to the yield that a fully taxable fund would have to generate in order to produce an after-tax yield equivalent to that of a Fund. The use of a tax equivalent yield allows investors to compare the yield of a Fund, the dividends from which are expected to be mostly exempt from federal income taxes with yields of funds the dividends from which are not so tax exempt. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Any current yield quotation of a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

    Any tax equivalent yield quotation of a Fund is calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield would be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield would be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt.

    In computing total rates of return and yield quotations, all Fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's broker dealer, Service Agent or other financial intermediaries are not included. Of course, any such fees will reduce the shareholder's net return on investment.

    Set forth below is average annual total rate of return information for the Citi Shares (previously called "Class A shares") of the Funds for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. Commencing July 14, 2000, each Fund converted to a no-load fund, which means that there are no sales charges on the purchase or sale of Citi or D Shares. Also on that date, all outstanding Class B shares of the Funds were redesignated Citi Shares. The Citi Share performance includes periods when sales charges applied to the purchase of Citi Shares. D Shares are not yet offered as of the date of this Statement of Additional Information and performance information for D Shares is currently not available.

    Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they otherwise would have been.

                                                                                            REDEEMABLE VALUE
                                                                           AVERAGE         OF A HYPOTHETICAL
                                                                           ANNUAL          $1,000 INVESTMENT
                                                                         TOTAL RATE          AT THE END OF
                                                                          OF RETURN            THE PERIOD
                                                                          ---------            ----------

CITI CALIFORNIA TAX FREE INCOME FUND
CITI SHARES
November 2, 1998 (Commencement of Operations) to
  December 31, 2000 .................................................           %              $
One Year Ended December 31, 2000 ....................................           %              $

CITI NATIONAL TAX FREE INCOME FUND
CITI SHARES
August 17, 1995 (Commencement of Operations) to
  December 31, 2000 .................................................           %              $
One Year Ended December 31, 2000 ....................................           %              $
Five Years Ended December 31, 2000 ..................................           %              $

CITI NEW YORK TAX FREE INCOME FUND
CITI SHARES
Ten Years Ended December 31, 2000 ...................................           %              $
Five Years Ended December 31, 2000 ..................................           %              $
One year Ended December 31, 2000 ....................................           %              $

    The yields of Citi Shares for the 30-day period ended December 31, 2000
were     % for the California Fund,     % for the National Fund, and     % for
the New York Fund. The tax equivalent yields of Citi Shares for the 30-day
period ended December 31, 2000 were     % for the California Fund,     % for
the National Fund, and     % for the New York Fund.


    Comparative performance information may be used from time to time in advertising shares of the Funds, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time a Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Funds may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Funds may refer to or discuss current or past economic or financial conditions, developments and events.

    From time to time, each Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of a Fund's past or future performance.

    For advertising and sales purposes, the Funds will generally use the performance of Citi Shares. If the performance of D Shares is used for advertising and sales purposes, performance after class inception will be actual performance, while performance prior to that date will be Citi Shares performance, although this Citi Shares performance may not reflect the differences in fees and expenses between the classes. D Shares performance generally would have been higher than Citi Shares performance, had the D Shares been offered for the entire period, because the expenses attributable to D Shares are lower than the expenses attributable to the Citi Shares.

                    6.  DETERMINATION OF NET ASSET VALUE;
                           VALUATION OF SECURITIES

    The net asset value per share of each Fund is determined for each class on each day during which the New York Stock Exchange (the "Exchange") is open for trading ("Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.

    Bonds and other fixed income securities (other than short-term obligations) held for each Fund are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premiums.

                  7.  ADDITIONAL INFORMATION ON THE PURCHASE
                           AND SALE OF FUND SHARES

    The Funds offer two classes of shares, Citi Shares and D Shares. Both Citi and D Shares of the Funds are sold at net asset value without an initial sales charge. There are no deferred sales charges when you sell your shares.

    Citi Shares may be purchased from the Distributor or a broker-dealer, financial intermediary, financial institution, or the Distributor's financial consultants (each called a "Service Agent"). Shares may be purchased through the Cititrade Program by customers that have established a Cititrade Account. For more detailed information on how to open a Cititrade Account, please visit the Cititrade website at www.mycititrade.com or call a Cititrade account representative at 1-888-663-CITI [2484].

    D Shares may be purchased from a Service Agent or from a Fund, but only if the investor is investing through certain qualified plans or certain dealer representatives. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds D Shares. D Shares held directly at the sub-transfer agent are not subject to a maintenance fee.


    Citi Shares of each Fund may pay distribution and service fees of up to 0.25% of the average daily net assets represented by these shares. D Shares are not subject to a distribution or service fee.


    During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone or Internet exchange or redemption. In such an event, another method of instruction, if available, should be considered. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a shareholder's identity by asking for the shareholder's name, address, telephone number, Social Security number, account number, or password identification number. If these or other reasonable procedures are not followed, the Funds or their transfer agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption or exchange by telephone.

SYSTEMATIC WITHDRAWAL PLAN. The Citi Shares' Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account without a redemption fee on a regular basis if you have at least $10,000 in your Fund account at the time of enrollment. You are limited to one withdrawal per month under the Plan. You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party. To participate in the Plan, you must complete the appropriate forms provided by the sub-transfer agent or, if you hold your shares through a Service Agent, by your Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI[2484] for more information.

    The D Shares' Withdrawal Plan is available to shareholders of a Fund who own D Shares of the Fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made without a redemption fee under the Withdrawal Plan by redeeming as many D Shares of the Fund as may be necessary to cover the stipulated withdrawal payment. As it generally would not be advantageous to a shareholder to make additional investments in D Shares at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

    D Shares shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional D Shares of the Fund involved. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their Service Agent.

    To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

SYSTEMATIC INVESTMENT PLAN. Citi and D Shares shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a Service Agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a Service Agent or the sub-transfer agent. The Systematic Investment Plan also authorizes the Funds to apply cash held in a D Shares shareholder's brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. For Cititrade customers, the Systematic Investment Plan authorizes the Funds to apply cash held in a Citi Shares shareholder's Cititrade Account to make additions to the account. For additional information, please contact the Funds' sub-transfer agent, or if you hold your shares through a Service Agent, your Service Agent.

    You may be able to invest in the Funds under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. You should consult with the transfer agent and your tax and retirement advisers.

    Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of the Funds either totally or partially, by a distribution in kind of securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a holder of shares received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust may suspend the right of redemption or postpone the date of payment for shares of a Fund more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

    There are no conversion, preemptive or other subscription rights.

ADDITIONAL DEALER CONCESSIONS


    From time to time, the Funds' Distributor or SSB Citi, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Funds. Such concessions provided by the Funds' Distributor or SSB Citi may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds, and/or other dealer-sponsored events. From time to time, the Funds' Distributor or SSB Citi may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


                                8. MANAGEMENT

    The Trustees and officers of the Trust, their ages and their principal occupations during at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 388 Greenwich Street, New York, New York 10013.

TRUSTEES


ELLIOTT J. BERV; 58 -- Chief Executive Officer, Rocket City Enterprises (Consulting, Publishing, Internet Services) (Since January 2000); President and Chief Executive Officer, Catalyst, Inc. (Management Consultants) (since June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984).

DONALD M. CARLTON; 63 -- Director, American Electric Power (Electric Utility) (since 2000); Director, Valero Energy (Petroleum Refining) (since 1999); Consultant, URS Corporation (Engineering) (since 1999); Director, National Instruments Corp. (Technology) (since 1994); former Chief Executive Officer, Radian Corporation (Engineering) (from 1969 to 1996); former Chief Executive Officer Radian International L.L.C. (Engineering) (from 1996 to 1998).

A. BENTON COCANOUGHER; 62 -- Trustee, Smith Barney Investment Series (Investment Company) (since 1989); Dean and Professor of Marketing, College and Graduate School of Business of Texas A & M University (since 1987); former Director, Randall's Food Markets, Inc. (from 1990 to September 1999); Director, First American Bank and First American Savings Bank (from 1994 to October 1999).

MARK T. FINN; 57 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and Part Owner, FX 500 Ltd. (Commodity Trading Advisory Firm) (April 1990 to February 1996); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January 1996); President, Secretary, and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Chairman and Owner, Vantage Consulting Group, Inc. (since October 1988).


RILEY C. GILLEY; 74 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987).


STEPHEN RANDOLPH GROSS; 52 -- Director, Hotpalm.com, Inc. (Wireless Applications) (since May 2000); Partner, Capital Investment Advisory Partners (Consulting) (since January 2000); Director, United Telesis, Inc. (Telecommunications) (since January 1999); Managing Director, Fountainhead Ventures, L.L.C. (Consulting) (since March 1998); Director, ebank.com, Inc. (since January 1998); Director, Ikon Ventures, Inc. (since January 1998); Chairman, Gross, Collins & Cress, P.C. (Accounting Firm) (since 1979).

DIANA R. HARRINGTON; 61 -- Professor, Babson College (since September 1993); Trustee, The Highland Family of Funds (March 1997 to March 1998).


SUSAN B. KERLEY; 49 -- President, Global Research Associates, Inc. (Investment Research) (since September 1990); Trustee, Mainstay Institutional Funds (since December 1990).


HEATH B. MCLENDON*; 67 -- President of the Trust; Chairman, President, and Chief Executive Officer of SSB Citi Fund Management LLC (formerly known as SSBC Fund Management, Inc.) (since March 1996); Managing Director of Salomon Smith Barney (since August 1993); President of Travelers Investment Adviser, Inc.; Chairman or Co-Chairman of the Board of seventy-one investment companies associated with Salomon Smith Barney. His address is 7 World Trade Center, New York, New York 10048.

ALAN G. MERTEN; 59 -- Director, Re-route.com (Information Technology) (since
2000); Director, BTG, Inc. (Information Technology) (since 1997); President, George Mason University (since 1996); Director, Comshare, Inc. (Information Technology) (since 1985); former Director, Indus (Information Technology) (from 1995 to 1999); former Dean, Johnson Graduate School of Management of Cornell University (from 1989 to 1996).

C. OSCAR MORONG, JR.; 66 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February 1993); Director, Indonesia Fund (1990 to 1999); Director, MAS Funds (since 1993).

R. RICHARDSON PETTIT; 58 -- Professor of Finance, University of Houston (since
1977); former Managing Director, Windermere Investments (Financial Consulting) (from January 1997 to June 1997).

WALTER E. ROBB, III; 74 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors)(since 1989); Trustee of certain registered investment companies in the MFS Family of Funds (since 1985).


E. KIRBY WARREN; 66 -- Professor of Management, Graduate School of Business, Columbia University (1987 to December 1999).

OFFICERS OF THE TRUST


HEATH B. McLENDON* (age 67) -- President of the Trust; Chairman, President, and Chief Executive Officer of SSB Citi Fund Management LLC (since March
1996); Managing Director of Salomon Smith Barney (since August 1993); President of Travelers Investment Adviser, Inc.; Chairman or Co-Chairman of the Board of seventy-one investment companies associated with Salomon Smith Barney. His address is 7 World Trade Center, New York, New York 10048.

LEWIS E. DAIDONE* (age 43) -- Senior Vice President and Treasurer of the Trust; Managing Director of Salomon Smith Barney; Chief Financial Officer of the Smith Barney mutual funds; Treasurer and Senior Vice President or Executive Vice President of sixty-one investment companies associated with Citigroup; Director and Senior Vice President of SSB Citi Fund Management LLC and TIA. His address is 125 Broad Street, New York, New York 10004.

IRVING DAVID* (age 40) -- Controller of the Trust; Director of Salomon Smith Barney; formerly Assistant Treasurer of First Investment Management Company. Controller or Assistant Treasurer of fifty-three investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

FRANCES GUGGINO* (age 43) -- Assistant Controller of the Trust; Vice President of Citibank, N.A. since February, 1991.

PAUL BROOK* (age 47) -- Assistant Controller of the Trust; Director of Salomon Smith Barney; Controller or Assistant Treasurer of forty-three investment companies associated with Citigroup; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP. His address is 125 Broad Street, New York, New York 10004.

ANTHONY PACE* (age 35) -- Assistant Treasurer of the Trust. Mr. Pace is Vice President - Mutual Fund Administration for Salomon Smith Barney Inc. Since r1986, when he joined the company as a Fund Accountant, Mr. Pace has been responsible for accounts payable, financial reporting and performance of mutual funds and other investment products.

MARIANNE MOTLEY* (age 42) -- Assistant Treasurer of the Trust. Ms. Motley is Director - Mutual Fund Administration for Salomon Smith Barney Inc. Since 1994, when she joined the company as a Vice President, Ms. Motley has been responsible for accounts payable, financial reporting and performance of mutual funds and other investment products.

ROBERT I. FRENKEL, ESQ.* (age 46) -- Secretary of the Trust. Mr. Frenkel is a Managing Director and General Counsel - Global Mutual Funds for SSB Citi Asset Management Group. Since 1994, when he joined Citibank, N.A. as a Vice President and Division Counsel, he has been responsible for legal affairs relating to mutual funds and other investment products.

THOMAS C. MANDIA, ESQ.* (age 39) -- Assistant Secretary of the Trust. Mr. Mandia is a Vice President and Associate General Counsel for SSB Citi Asset Management Group. Since 1992, he has been responsible for legal affairs relating to mutual funds and other investment products.

ROSEMARY D. EMMENS, ESQ.* (age 31) -- Assistant Secretary of the Trust. Ms. Emmens has been a Vice President and Associate General Counsel of SSB Citi Asset Management Group since 1998, where she has been responsible for legal affairs relating to mutual funds and other investment products. Before joining Citibank, N.A., Ms. Emmens was Counsel at The Dreyfus Corporation since 1995.

HARRIS GOLDBLAT, ESQ.* (age 31) -- Assistant Secretary of the Trust. Mr. Goldblat has been an Associate General Counsel at SSB Citi Asset Management Group since April 2000, where he has been responsible for legal affairs relating to mutual funds and other investment products. From June 1997 to March 2000, he was an associate at the law firm of Stroock & Stroock & Lavan LLP, New York City, and from September 1996 to May 1997, he was an associate at the law firm of Sills Cummis Radin Tischman Epstein & Gross, Newark, NJ. From August 1995 to September 1996. Mr. Goldblat served as a law clerk to the Honorable James M. Havey, P.J.A.D., in New Jersey.


    The officers of the Trust also hold comparable positions with certain other funds for which Salomon Smith Barney or its affiliates serve as the distributor or administrator.


    The following table shows Trustee compensation for the fiscal year ended December 31, 2000:

                                       AGGREGATE             AGGREGATE             AGGREGATE
                                      COMPENSATION          COMPENSATION          COMPENSATION
                                        FROM THE             FROM THE              FROM THE          TOTAL COMPENSATION
                                       CALIFORNIA             NATIONAL              NEW YORK           FROM THE TRUST
    TRUSTEE                             FUND(1)               FUND(1)               FUND(1)            AND COMPLEX(1)
    ----                                --------              --------              --------              --------
Elliott J. Berv                           $--                   $--                   $--                   $--
Donald M. Carlton(2)                       --                    --                    --                    --
A. Benton Cocanougher(2)                   --                    --                    --                    --
Mark T. Finn                               --                    --                    --                    --
Riley C. Gilley                            --                    --                    --                    --
Stephen Randolph Gross(2)                  --                    --                    --                    --
Diana R. Harrington                        --                    --                    --                    --
Susan B. Kerley                            --                    --                    --                    --
Heath B. McLendon                         -0-                   -0-                   -0-                   -0-
Alan G. Merten(2)                          --                    --                    --                    --
C. Oscar Morong, Jr.                       --                    --                    --                    --
R. Richardson Pettit(2)                    --                    --                    --                    --
Walter E. Robb, III                        --                    --                    --                    --
E. Kirby Warren                            --                    --                    --                    --
William Woods, Jr.(3)                      --                    --                    --                    --

(1)  Messrs. Berv, Carlton, Cocanougher, Finn, Gilley, Gross, McLendon, Merten, Morong, Pettit, Robb,
     and Warren and Mses. Harrington and Kerley are Trustees of   ,   ,   ,   ,   ,   ,   ,   ,   ,
       ,   ,   ,    and    funds and portfolios, respectively, in the family of open-end registered investment companies advised or managed by the Manager.
(2)  Messrs. Carlton, Cocanougher, Gross, Merten and Pettit became Trustees of the Trust as of
                 , 2001. Compensation for these Trustees is estimated for the fiscal year ending
     December 31, 2001.
(3)  Effective December 31, 1999, Mr. Woods became a Trustee Emeritus of the Trust. Per the terms of the Trust's Trustee Emeritus Plan, Mr. Woods serves the Board of Trustees in an advisory capacity. As a Trustee Emeritus, Mr. Woods is paid 50% of the annual retainer fee and meeting fees otherwise applicable to Trustees, together with reasonable out-of-pocket expenses for each meeting attended.

    As of             , 2001, all Trustees and officers as a group owned less
than 1% of the outstanding shares of the Funds. As of the same date, more than 95% of the outstanding shares of the Funds were held of record by SSB Citi or its affiliates, as Service Agents of the Funds for the accounts of their respective clients.

    The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of legal counsel determined by the Trustees to be independent, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


MANAGER


    The Manager manages the assets of each Fund and provides certain administrative services to each Fund pursuant to separate management agreements (each, a "Management Agreement"). Subject to such policies as the Board of Trustees of the Trust may determine, the Manager manages the securities of each Fund and makes investment decisions for each Fund. The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting securities transactions for each Fund. The Management Agreements provide that the Manager may delegate the daily management of the securities of each Fund to one or more subadvisers.

    Unless otherwise terminated, each Management Agreement with the Trust relating to a Fund will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of that Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The Manager provides each Fund with general office facilities and supervises the overall administration of each Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, each Fund's independent contractors and agents; the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations; and arranging for the maintenance of books and records of each Fund. Trustees, officers, and investors in the Trust and a Fund are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and directors, officers and employees of the Manager are or may become similarly interested in the Trust and each Fund.

    Each Management Agreement provides that the Manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by a vote of a majority of the outstanding voting securities of the applicable Fund or by a vote of a majority of the Board of Trustees of the Trust, or by the Manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Management Agreement with the Trust provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the Trust. Each Management Agreement with the Trust provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any omission in the administration or management of the Trust or the performance of its duties under the Management Agreement, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the Trust.

    The Prospectus for each Fund contains a description of the fees payable to the Manager for services under the Management Agreements. The Manager may reimburse a Fund or waive all or a portion of its management fees.

    For the period from November 2, 1998 (commencement of operations) to December 31, 1998, Citibank, N.A., the former investment manager to the California Fund, waived all management fees for the California Fund. For the fiscal years ended December 31, 1999 and 2000, the fees paid to Citibank, N.A. by the California Fund under a prior management agreement, after waivers, were
$56,949 and $      , respectively.

    For the fiscal year ended December 31, 1998, Citibank, N.A., the former investment manager to the National Fund, waived all management fees for the National Fund. For the fiscal years ended December 31, 1999 and 2000, the fees paid to Citibank, N.A. by the National Fund under a prior management
agreement, after waivers, were $684,897 and $       , respectively.

    For the fiscal years ended December 31, 1998, 1999 and 2000, the fees paid to Citibank, N.A., the former investment manager to the New York Fund, under a prior management agreement, after waivers, were $1,026,221, $1,456,147 and
$         , respectively.

    The Manager may retain a sub-administrator.

DISTRIBUTOR

    Salomon Smith Barney, 388 Greenwich Street, New York, New York 10013, serves as the Distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust with respect to each class of shares of the Funds (the "Distribution Agreement"). Under the Distribution Agreement, Salomon Smith Barney is obligated to use its best efforts to sell shares of the Funds.

    The Distribution Agreement is terminable as to a class of shares of a Fund with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority relevant class of the Fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods with respect to a Fund so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the relevant class of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board members of the Trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.


    The Citi Shares of the Funds have adopted a Service Plan (the "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Citi Shares of a Fund may pay the Distributor, a broker-dealer or financial institution that has entered into a service agreement with the Distributor concerning the Citi Shares of the Funds or others a monthly distribution and service fee at an annual rate not to exceed 0.25% of the average daily net assets represented by the Citi Shares of a Fund.

    The Service Plan permits the Funds to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Citi Shares of each Fund will pay the fees to the Distributor, and others until the Service Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Service Plan for the Citi Shares of each Fund, the Trustees will review the Service Plan and the expenses for each Fund separately.

    The Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). The Service Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. The Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of such Qualified Trustees then in office. The Service Plan may be terminated with respect to the Citi Shares of any Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities representing the Citi Shares of that Fund. The Service Plan may not be amended to increase materially the amount of a Fund's permitted expenses thereunder without the approval of a majority of the outstanding securities representing the Citi Shares of that Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plan for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.


    As contemplated by the Service Plan, Salomon Smith Barney acts as the agent of the Trust in connection with the offering of Citi Shares of the Fund pursuant to the Distribution Agreement. For the period from November 2, 1998 (commencement of operations) to December 31, 1998, CFBDS, Inc. ("CFBDS"), the former distributor for the Funds, waived all fees payable from the California Fund under a prior distribution agreement. For the fiscal year ended December 31, 1998, CFBDS waived all fees payable from the National Fund under a prior distribution agreement. For the fiscal year ended December 31, 1998 the fees paid to CFBDS under the distribution agreement with the New York Fund, after waivers, were $555,422. For the fiscal year ended December 31, 1999, the fees paid to CFBDS under prior distribution agreements with respect to Citi Shares after waivers were $153,959 for the California Fund, $455,060 for the National Fund, and $862,089 for the New York Fund. For the period from September 5, 2000 to December 31, 2000, the fees paid to Salomon Smith Barney under the Distribution Agreement with respect to Citi Shares, after waivers, were
$[      ] for the California Fund, $[      ] for the National Fund and
$[      ] for the New York Fund.


CODE OF ETHICS

    The Trust, the Manager and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by a Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.

EXPENSES


    In addition to amounts payable under the Management Agreements and Service Plan, each Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the Manager or the Distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.


TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT

    The Trust has entered into a Transfer Agency and Service Agreement with Citi Fiduciary Trust Company ("Citi Fiduciary") pursuant to which Citi Fiduciary acts as transfer agent for each Fund. Under the Transfer Agency and Service Agreement, Citi Fiduciary maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds and distributes dividends and distributions payable by the Funds. For these services, Citi Fiduciary receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for a Fund during the month and is reimbursed for out-of-pocket expenses. The principal business address of Citi Fiduciary is 25 Broad Street, New York, New York 10004.

    Boston Financial Data Services ("BFDS" or "sub-transfer agent"), P.O. Box 9083, Boston, Massachusetts 02205-9083, serves as the Funds' sub-transfer agent. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds, and distributes dividends and distributions payable by the Funds. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for out-of-pocket expenses.


    The Trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for each Fund. Among other things, State Street calculates the daily net asset value for the Funds. Securities may be held by a sub-custodian bank approved by the Trustees or their delegate. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


AUDITORS

    Deloitte & Touche LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, Massachusetts 02116.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, acts as counsel for the Trust.

                          9. PORTFOLIO TRANSACTIONS


    The Trust trades securities for a Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective. Changes in a Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for each Fund are made by a portfolio manager who is an employee of the Manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Manager in a similar capacity.

    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Manager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of each Fund and other clients of the Manager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Manager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Manager on the tender of a Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Manager. At present no other recapture arrangements are in effect.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

    The management fee that each Fund pays to the Manager will not be reduced as a consequence of the Manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Manager, the Manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the Manager's other clients. Investment decisions for each Fund and for the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal years ended December 31, 1998, 1999 and 2000, none of the Funds paid any brokerage commissions.


           10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in that Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class only shares of that particular series or class are entitled to vote.


    Shareholders of a Fund are entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    At any meeting of shareholders of a Fund, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent of record. Shares have no preference, preemptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust or any series or class of the Trust may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a majority of the outstanding voting securities of the Trust voting as a single class or of the affected series or class, or by the written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected series or class. The Trust may be terminated at any time by a vote of a majority of the outstanding voting securities of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting securities of the holders of shares of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

    The Funds' Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               11. TAX MATTERS

TAXATION OF THE FUNDS

    FEDERAL TAXES. Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's income and its tax-exempt income), and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of a Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If a Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income, and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. The portion of each Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. In addition, if a shareholder is receiving Social Security or railroad retirement benefits any "tax-exempt" dividends may affect the amount of those benefits which are subject to federal income tax. Unless a Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from a Fund on their federal income tax returns.

    Shareholders of a Fund will generally have to pay federal income taxes on the balance of the Fund's distributions of net investment income and on any distributions from net short-term capital gains, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Because each Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations.

    Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution other than an exempt-interest dividend may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or is otherwise subject to backup withholding, a Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in a Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investment in certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax, the Trust may be required to liquidate securities of a Fund that it might otherwise have continued to hold and thereby potentially cause the Fund to realize additional taxable gain or loss.

    FUTURE CONTRACTS, ETC. The Funds' transactions in short sales "against the box" and futures contracts, if any, will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Trust on behalf of a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Trust on behalf of a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute straddles, and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of securities held by the Trust on behalf of the Fund and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. The Trust will limit its investment activities in futures contracts on behalf of the Funds to the extent necessary to meet the requirements of Subchapter M of the Code.

                           12. FINANCIAL STATEMENTS


    To be added by amendment.

                                                                    APPENDIX A

                      ADDITIONAL INFORMATION CONCERNING
                       CALIFORNIA MUNICIPAL OBLIGATIONS

    The following information is a summary of special factors affecting investments in California Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to offerings of California issuers. Citi California Tax Free Income Fund is not responsible for the accuracy or timeliness of this information.

                             RECENT DEVELOPMENTS

    In the 2000 May Revision of the 2000-01 Governor's Budget released on May 15, 2000, the Department of Finance projected that the California economy will continue to show strong growth in 2000, followed by more moderate gains in 2001. The projection assumes a relatively flat stock market, and a 25% reduction in stock option income in 2000-01. The economic expansion has been marked by strong growth in high technology manufacturing and business services (including software, computer programming and the Internet), nonresidential construction, entertainment and tourism-related industries. Growth in 1999 was greater than earlier years in the economic expansion, with 3.7% year-over-year increase in nonfarm payroll employment. Unemployment, now less than 5%, is at the lowest rate in over 30 years. Taxable sales in the first quarter of 2000 are 10% above year-earlier levels. Significant economic improvement in Asia (Japan excluded), ongoing strength in NAFTA partners Mexico and Canada, and stronger growth in Europe are expected to further increase California-made exports in 2000 and 2001. Nonresidential construction has been strong for the past four years. New residential construction has increased since lows of the early 1990's recession, but remains lower than during the previous economic expansion in the 1980's.

    Moody's, Standard and Poor's and Fitch IBCA assigned their municipal bond ratings of Aa3, AA- and AA, respectively, to the State's general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

                 CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

STATE APPROPRIATIONS LIMIT

    The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

    Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

    There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most State subventions to local governments, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes are all excluded). The Appropriations Limit may also be exceeded in cases of emergency.

    The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

PROPOSITION 98

    On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

    Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

    During the recent recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

    In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

    Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 through 1999-00 have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by more than 50 percent from the level in place in 1991-92, and is estimated at about $6,672 per ADA in 2000-01. A significant amount of the "extra" Proposition 98 monies in the last few years have been allocated to special programs, including an initiative to increase the number of computers in schools throughout the State. Furthermore, since General Fund revenue growth is expected to continue in 2000-01, the Governor has also proposed new initiatives to improve student achievement, provide better teacher recruitment and training, and provide schools with advanced technology and the opportunity to form academic partnerships to help them meet increased expectations. Additional initiatives include teacher performance bonuses, tax relief for teachers and an expansion of English Language Learners Program.

SOURCES OF TAX REVENUE

    The following is a summary of the State's major revenue sources.

PERSONAL INCOME TAX

    The California personal income tax, which in 1998-99 contributed about 53 percent of General Fund revenues and transfers, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1.0 to 9.3 percent. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the federal AMT.

    Taxes on capital gains realizations, which have in part been linked to stock market performance, have become a larger component of personal income taxes in the last few years. For the 1999 tax year, capital gains are projected to be 18 percent of the total personal income tax liability compared to an average of 8.5 percent for the period 1985-95.

    The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

SALES TAX

    The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Sales tax accounted for about 32 percent of General Fund revenue and transfers in 1998-99. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Pursuant to federal law, out-of-state sales to Californians over the internet are not taxed by the State at this time.

BANK AND CORPORATION TAX

    Bank and corporation tax revenues, which comprised about 10 percent of General Fund revenue in 1998-99, are derived from the following taxes:

        1.  The franchise tax and the corporate income tax are levied at an
    8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

        2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2.0 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

        3. The alternative minimum tax ("AMT") is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of
    6.65 percent.

        4. A minimum franchise tax of $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. Beginning in 2000, all new corporations are exempted from the minimum franchise tax for the first two years of incorporation.

        5.  Sub-Chapter S corporations are taxed at 1.5 percent of profits.

INSURANCE TAX

    The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.50 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. Insurance taxes comprised approximately 2.1 percent of General Fund revenues and transfers in 1998-99.

OTHER TAXES

    Other General Fund major taxes and license revenues include: Estate, Inheritance and Gift Taxes, Cigarette Taxes, Alcoholic Beverage Taxes, Horse Racing Revenues and trailer coach license fees. These other sources totaled approximately 2.3 percent of General Fund revenues and transfers in the 1998-99 Fiscal Year.

SPECIAL FUND REVENUES

    The California Constitution, codes and statutes specify the uses of certain revenue. Such receipts are accounted for in various Special Funds. In general, Special Fund revenues comprise three categories of income:

        1. Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

        2. Charges for special services to specific functions, including such items as business and professional license fees.

        3. Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

    Motor vehicle related taxes and fees accounted for about 55 percent of all Special Fund revenues and transfers in 1998-99. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During the 1998-99 Fiscal Year, $8.6 billion was derived from the ownership or operation of motor vehicles. This was only 1.4 percent above the 1997-98 level, due to tax reductions enacted for vehicle license fees. About $4.7 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. These amounts include the additional fees and taxes derived from the passage of Proposition 111 in June 1990.

    Chapter 322, Statutes of 1998 established a vehicle license fee offset program. Pursuant to this chapter, vehicle license fees were reduced by 25 percent beginning January 1, 1999. In addition, Chapter 74, Statutes of 1999, provided a one-time expansion of the offset program by an additional 10 percent for the 2000 calendar year only, and Chapter 76, Statutes of 1999, allowed a one-year reduction in vehicle license fees for certain commercial motor vehicles. For 1999-00 and 2000-01, the offset program is expected to reduce revenues by $1.350 billion and $1.712 billion, respectively. This loss of local revenue is replaced by the State's General Fund.

    Vehicle license fees, over and above the costs of collection and refunds authorized by law, are constitutionally defined local revenues. A continuous appropriation from the General Fund replaces the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. If in any year the Legislature fails to appropriate enough funds to fully offset the then-applicable vehicle license fee reduction, the percentage offset will be reduced to assure that local governments are not disadvantaged.

    In addition to the initial 25 percent reduction, Chapter 322 also sets out a series of "trigger" levels, so that the percentage fee reduction could be increased in annual stages up to a maximum of 67.5 percent in 2003 depending on whether future General Fund revenues reach the target levels. Based on the current revenue forecast, the 35 percent offset will go into effect in the 2001 calendar year, and the 46.5 percent offset will go into effect in 2002. Unless revenues make a dramatic reversal, it appears the maximum 67.5 percent offset will go into effect in 2003. The estimated cost to the General Fund to replace the vehicle license fee reductions after the full 67.5 percent offset becomes effective is $3.9 billion per full fiscal year.

    Taxes on Tobacco Products. On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, an additional 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research and indigent health services, and environmental and recreation programs.

    Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes of 50 cents per pack. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. Thus, this proposition increased the total excise tax on other tobacco products by an amount equivalent to an increase in the cigarette tax of one dollar per pack. There is litigation pending challenging the enactment of these new taxes. See "Litigation."

    The State excise tax on cigarettes of 87 cents per pack and other tobacco product taxes are earmarked as follows:

o Fifty cents of the per-pack tax on cigarettes, and the equivalent rate levied on non- cigarette tobacco products, go to the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

o Twenty-five cents of the per-pack tax on cigarettes, and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti- tobacco education and research, indigent health services, and environmental and recreation programs. This portion of the excise tax was imposed on January 1, 1989, as voters approved Proposition 99 in 1988.

o   Ten cents of the per-pack tax is allocated to the State's General Fund.

o The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

    Legislation enacted in 1993 added the additional per pack excise tax for the purpose of funding breast cancer research.

TOBACCO LITIGATION

    In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments a total of approximately $25 billion over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of these moneys will be paid to the State, and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The May Revision to the Governor's Budget includes the receipt of $515 million of settlement money to the General Fund in fiscal year 1999-00. In 2000-01, General Fund tobacco settlement receipts are forecast to be $388 million.

                    PRIOR FISCAL YEARS' FINANCIAL RESULTS

    Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last four fiscal years.

    The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98 and $1.7 billion in 1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and particularly in 1998-99 to fund new program incentives.

    The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

        1. The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill which provided for a phased-in reduction of the Vehicle License Fee ("VLF"). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

        In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

        2. Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, over $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs included money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Budget also included $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

        3. Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6 percent) for the University of California and $267 million (14.1 percent) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6 percent).

        4. The Budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

        5. Funding for the judiciary and criminal justice programs increased by about 11 percent over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

        6. Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State's contribution to the State Teacher's Retirement System in 1998-99.

    Final tabulation of revenues and expenditures contained in the 2000-01 Governor's Budget, released on January 10, 2000, reveals that stronger than expected economic conditions in the State produced total 1998-99 General Fund revenues of about $58.6 billion, almost $1.6 billion above the 1998 Budget Act estimates. Actual General Fund expenditures were $57.8 billion, the amount estimated at the 1998 Budget Act. Some of this additional revenue will be directed to K-14 schools pursuant to Proposition 98. The Governor's Budget reports a balance in the Special Fund for Economic Uncertainties ("SFEU") at June 30, 1999, of approximately $3.1 billion on a budgetary basis.

                             CURRENT STATE BUDGET

    The discussion below of the 1999-00 Fiscal Year budget and the Proposed 2000-01 Fiscal Year budget are based on estimates and projections of revenues and expenditures for the current and upcoming fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the 2000-01 Governor's Budget which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

1999-2000 FISCAL YEAR BUDGET

    On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 1999-00 (the "January Governor's Budget"). The January Governor's Budget generally reported that General Fund revenues for FY 1998-99 and FY 1999-00 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some caseloads would be higher than earlier projections. The January Governor's Budget proposed $60.5 billion of General Fund expenditures in FY 1999-00, with a $415 million SFEU reserve at June 30, 2000.

    The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-00. The completion of the 1999 Budget Act occurred in a timely fashion. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

    The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used his line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipated normal cash flow borrowing during the fiscal year.

    The principal features of the 1999 Budget Act include the following:

        1. Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-00 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The Budget also includes $310 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

        2. Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for the University of California and $126 million (5.9 percent) for the California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6 percent). As a result, undergraduate fees at UC and CSU will be reduced for the second consecutive year, and the per-unit charge at Community Colleges will be reduced by $1.

        3. The Budget included increased funding of nearly $600 million for health and human services.

        4. About $800 million from the General Fund will be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

        5. The Legislature enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of FY 1999-00 and 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted last year. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $54 million in 1999-00.

        6. A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.

    The revised 1999-2000 budget included in the May 2000 Revision of the 2000-01 Governor's Budget (the "2000 May Revision"), released on May 15, 2000, reflects the latest estimated costs or savings as provided in various pieces of legislation passed and signed after the 1999 Budget Act. As a result of the very strong economy in the State and associated extraordinary revenue receipts, revised 1999-2000 General Fund revenues are $70.9 billion, an increase of $7.9 billion above the projections made when the 1999 Budget Act was enacted, and $5.7 billion above the previous estimate made in the 2000-01 Governor's Budget in January, 2000. Revised 1999-2000 expenditures are $67.3 billion or $3.6 billion higher than projections at the 1999 Budget Act. These additional expenditures include a supplemental appropriation of $665 million for Smog Impact Fee refunds (see discussion of Jordan v. D.M.V. case in "Litigation" below). The Department of Finance projects that the balance in the SFEU will be about $6.9 billion at June 30, 2000, much of which will be appropriated for Fiscal Year 2000-01.

PROPOSED 2000-01 FISCAL YEAR BUDGET

    On January 10, 2000, Governor Davis released his proposed budget for Fiscal Year 2000-01. The 2000-01 Governor's Budget generally reflected an estimate that General Fund revenues for Fiscal Year 1999-2000 would be higher than projections made at the time of the 1999 Budget Act. Even these positive estimates proved to be greatly understated as continuing economic growth and stock market gains (at least through the first quarter of 2000) resulted in a surge of revenues. The Administration estimated in the 2000 May Revision that General Fund revenues would total $70.9 billion in 1999-2000, and $73.8 billion in 2000-01, a two-year increase of $12.3 billion above the January Governor's Budget revenue estimates. The 2000-01 revenue estimate assumes a $545 million reduction in personal income tax revenue from the Governor's proposal to provide an income tax exemption for all teachers in the State.

    The 2000 May Revision proposes General Fund expenditures of $78.2 billion, as compared to an original spending proposal of $68.8 billion in the January Governor's Budget. Included in the revised Budget are set-asides of $500 million for legal contingencies and $200 million for various one-time legislative initiatives. Based on the proposed revenues and expenditures, the 2000 May Revision projects the June 30, 2001 balance in the SFEU to be $1.769 billion, up from $1.238 billion proposed in the January Governor's Budget.

    The 2000 May Revision contains a number of proposals for spending the additional revenues, mostly in 2000-01. According to a report by the Legislative Analyst's Office, about $7.2 billion is proposed for one-time expenditures, including a general tax rebate and senior citizen's tax relief ($1.9 billion), aid to public schools ($1.5 billion), transportation ($1.5 billion), housing ($500 million), set-asides and increased reserves ($600 million) and other uses ($1.2 billion). About $5.1 billion is proposed for program enhancements which would be permanent including increased Proposition 98 funds for schools ($2.4 billion), tax relief ($600 million, including the exemption for teachers mentioned above), transportation ($440 million per year for five years), health and social services ($1.1 billion) and other ($600 million). All of these proposals are subject to review and action by the Legislature.

                                  LITIGATION

    The State is a party to numerous legal proceedings. The following are the most significant pending proceedings as reported by the Office of Attorney General.

    On December 24, 1997, lead claimant Sonoma County and a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asking the Commission to determine whether the property tax shift from counties to school districts beginning in 1993-94, is a reimbursable state mandated cost. The Commission denied the test claim on October 29, 1998, and the claimants sought review in the Sonoma County Superior Court. On November 10, 1999, the superior court granted the counties' petition for writ of mandate and reversed the Commission's decision. The State then appealed to the court of appeal and briefing in that court will be completed by the end of June 2000. Meanwhile, on April 19, 2000, the California Supreme Court denied the counties' petition to transfer the State's appeal directly to the Supreme Court. Should the final decision on this matter be in favor of the counties, the impact to the State General Fund could be more than $10.0 billion. In addition, there would be an annual Proposition 98 General Fund cost of at least $3.75 billion. This cost would grow in accordance with the annual assessed value growth rate.

    On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al.
v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation.

    On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs are being submitted; no date has yet been set for oral argument.

    The State is a defendant in Ceridian Corporation v. Franchise Tax Board, a suit which challenges the constitutionality of a Revenue & Taxation Code section which limits deductions for insurance dividends to those dividends paid from earnings previously subject to California taxation. On August 13, 1998, the trial court issued a judgment against the Franchise Tax Board. The Franchise Tax Board has appealed the judgment. Briefing has been completed. The State has taken the position that, if the challenged section of the Revenue & Taxation Code is struck down, all deductions relating to dividends would be eliminated and the result would be additional income to the State. Plaintiffs, however, contend that if they prevail, the deduction should be extended to all dividends which would result in a one-time liability for open years of approximately $60 million, including interest, and an annual revenue loss of approximately $10 million. No date has yet been set for oral argument.

    The State is also a defendant in First Credit Bank etc. v. Franchise Tax Board which challenges a Revenue & Taxation Code section similar to the one challenged in the Ceridian case, but applicable to a different group of corporate taxpayers. The State's motion for summary judgment is currently pending and a trial date has been set in September 2000. A decision in the Ceridian case could impact the outcome of this case. The State has taken the position that, if the challenged section of the Revenue & Taxation Code is struck down, all deductions relating to dividends would be eliminated and the result would be additional income to the State. Plaintiffs, however, contend that if they prevail, the deduction should be extended to all dividends which would result in a one-time liability for open years of approximately $385 million, including interest, and an annual revenue loss of approximately $60 million.

    The State is involved in ongoing litigation related to state-mandated claims, initially filed in 1980 and 1981, concerning the costs of providing special education programs and services to disabled children. The case, Thomas Hayes v. Commission on State Mandates, related to State-mandated costs. The action involved an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates) in favor of the local school districts' claims for reimbursement. In the trial and appellate courts, the State successfully established that federal special education requirements impose a "federal mandate" upon the State. Accordingly, the courts reversed the Board of Control's decision and remanded the case to the Commission to determine what remained of the claim. On remand, the claimant identified several specific aspects of the State's special education program that allegedly exceeded federal requirements. The Commission has since expanded the claim to include supplemental claims filed by seven other educational institutions. To date, the Legislature has not appropriated funds. The Commission issued a decision in December 1998 determining that a small number of components of the State's special education program are state mandated local costs. The administrative proceeding is in the "parameters and guidelines" stage where the Commission is considering whether and to what extent the costs associated with the state mandated components of the special education program are offset by funds that the State already allocates to that program. The State's position is that all costs are offset by existing funding. The State has the option to seek judicial review of the mandate finding. Potential liability of the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance to be in excess of $1.5 billion, if the State is not credited for its existing funding of the program. The Commission was unable to resolve two other identified aspects of the State's program due to tie votes. As such, the Commission referred these matters to an administrative law judge for preparation of recommended decisions. One of these matters encompasses all special education services for students between the ages of 3 to 5 and 18 to 21, and thus represents significant additional potential liability if the claim is ultimately upheld and the State is denied credit for its existing funding.

    In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon
v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. No trial date has been set. The State is vigorously defending the action.

    The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr. et al., the State is seeking recovery for the past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial is expected to begin in 2001.

    The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery of damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of the plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. No trial date has been set although trial management issues, including whether plaintiffs have the right to a jury trial on their inverse condemnation claim and whether trial should be held in Yuba County, are presently being considered by the trial court.

    Plaintiffs in County of San Bernardino v. Barlow Respiratory Hospital and related actions seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs have estimated the damages to be several hundred million dollars. The State is vigorously defending these cases, as well as related federal cases addressing the calculation of Medi-Cal reimbursement rates in the future. Trial is scheduled for September 2000.

    The State is involved in two refund actions, Cigarettes Cheaper!, et al.
v. Board of Equalization, et al. and California Assn. Of Retail Tobacconists
(CART), et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, approved by the voters in 1998. Plaintiffs allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. Plaintiffs Cigarettes Cheaper! seek declaratory and injunctive relief and a refund of over $4 million. The CART case filed by retail tobacconists in San Diego seeks a refund of $5 million. Plaintiffs McLane/Suneast seek a refund between $500,000 and $1 million. The State is vigorously contesting these cases. The State's motion for judgment on the pleadings was granted but the court gave the three sets of plaintiffs permission to amend their complaints. As a result, the defendants' motion for summary judgment was taken off the calendar. A hearing on the State's demurrer to the third amended complaint by CART, the second amended complaint by Cigarettes Cheaper! and the first amended complaint by McLane/Suneast is pending. The State has obtained several protective orders and extensive discovery continues. If the statute is declared unconstitutional, exposure may include the entire $750 million collected annually with interest.

    The State is involved in two cases challenging the constitutionality of the interest offset provisions of the Revenue and Taxation Code: Hunt-Wesson, Inc., v. Franchise Tax Board and F.W. Woolworth Co. and Kinney Shoe Corporation v. Franchise Tax Board. In both cases, the Franchise Tax Board prevailed in the California Court of Appeal and the California Supreme Court denied taxpayers' petitions for review. In both cases, the United States Supreme Court granted certiorari. On February 22, 2000, the United States Supreme Court reversed and remanded the Hunt-Wesson case to the California Court of Appeal for further proceedings. Although the Court did not take similar action in the Woolworth Co. case, it is anticipated that it will do so. The Franchise Tax Board recently estimated that the adverse decisions in these cases will result in a reduction in state revenues of approximately $15 million annually, with past year collection and interest exposure of approximately $95 million.

    Guy F. Atkinson Company of California v. Franchise Tax Board is a corporation tax refund action involving the solar energy system tax credit provided for under the Revenue & Taxation Code. The case went to trial in May 1998 and the trial court entered judgment in favor of the Franchise Tax Board. The taxpayer has filed an appeal to the California Court of Appeal and briefing is completed. The Franchise Tax Board estimates that the cost would be $150 million annually if the plaintiff prevails. Allowing refunds for all open years would entail a refund of at least $500 million.

    Jordan, et al. v. Department of Motor Vehicles, et al., challenges the validity of the Vehicle Smog Impact Fee, a $300 fee which is collected by the Department of Motor Vehicles from vehicle registrants when a vehicle without a California new-vehicle certification is first registered in California. The plaintiffs contend that the fee violates the interstate commerce and equal protection clauses of the United States Constitution as well as Article XIX of the State Constitution. In October, 1999 the Court of Appeal upheld a trial court judgment for the plaintiffs and the State has declined to appeal further. Although refunds through the court actions could be limited by a three-year statute of limitations, with a potential liability of about $750 million, the Governor has proposed refunding fees collected back to the initiation of these fees in 1990. Legislation has been enacted, which the Governor is prepared to sign, providing a $665 million supplemental appropriation in 1999-2000 to pay these claims.

    PTI, Inc., et al. v. Philip Morris, et al. was filed by five distributors in the cigarette import/re-entry business, seeking to overturn the tobacco Master Settlement Agreement (MSA) entered between 46 states and the tobacco industry in November, 1998. The primary focus of the complaint is the provision of the MSA encouraging participating states to adopt a statute requiring nonparticipating manufacturers to either become participating manufacturers and share the financial obligations under the MSA or pay money into an escrow account. Plaintiffs seek compensatory and punitive damages against the state and state officials and an order placing tobacco settlement funds into a trust to be administered by the court for the treatment of medical expenses of persons injured by tobacco products. Plaintiffs have filed an amended complaint and the State has filed a motion to dismiss the amended complaint. A hearing on the State's motion to dismiss was heard on May 8, 2000. The potential fiscal impact of an adverse ruling is largely unknown, but could exceed the full amount of the settlement (estimated to be $1 billion annually, of which 50 percent will go directly to the State's General Fund and the other 50 percent directly to the State's 58 counties and 4 largest cities).

    In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. Briefing is expected to be complete by July, 2000.

    Louis Bolduc et al. v. State of California et al. is a class action filed on July 13, 1999 by six Medi-Cal beneficiaries who have received medical treatment for smoking-related diseases. Plaintiffs allege the State owes them an unspecified portion of the tobacco settlement monies under a federal regulation that requires a state to turn over to an injured Medicaid beneficiary any monies the state recovers from a third party tortfeasor in excess of the costs of the care provided. The State moved to dismiss the complaint on September 8, 1999. On February 29, 2000, the court denied the State's motion to dismiss, but struck the Plaintiffs' class action allegations. The State is seeking appellate review of that portion of the court's order denying its motion to dismiss, and plaintiffs have appealed the court's striking of their class action allegations. All written briefs should be filed by August 2000.

    Arnett v. California Public Employees Retirement System, et al. was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. In turn, the Ninth Circuit has remanded the case to the District Court and the State has filed a motion to dismiss the complaint based upon a lack of subject matter jurisdiction.

    On March 30, 2000, a group of students, parents, and community based organizations representing school children in the Los Angeles Unified School District brought a lawsuit against the State Allocation Board ("SAB"), the State Office of Public School Construction ("OPSC") and a number of State officials (Godinez, et al. v. Davis, et al.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as "Proposition 1A"). Plaintiffs allege that funds are not being allocated reasonably and fairly according to need on the basis of a uniform, state wide assessment of highest priority needs. Plaintiffs seek a declaration of the illegality of the current allocation system, and a preliminary and permanent injunction and/or a writ of mandate against further allocation of Proposition 1A funds unless the allocation system is modified. On May 12, 2000, Judge David P. Yaffe of the Superior Court denied Plaintiffs' request for a temporary restraining order, and a hearing on Plaintiffs' request for a preliminary injunction is scheduled on June 20, 2000. The State will vigorously defend this lawsuit. The Plaintiffs have not questioned the legality of, or sought any relief concerning, any commercial paper notes or bonds issued by the State under Proposition 1A, all of which funded projects based on allocations made prior to the filing of the lawsuit. The Attorney General is of the opinion that the lawsuit does not affect the validity of any State bonds.

                                                                    APPENDIX B

                      ADDITIONAL INFORMATION CONCERNING
                        NEW YORK MUNICIPAL OBLIGATIONS

    The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers. CitiFunds New York Tax Free Income Portfolio is not responsible for the accuracy or timeliness of this information.

                           CURRENT ECONOMIC OUTLOOK

    The information in this section summarizes the State economic situation and outlook upon which projects of receipts and certain disbursements were made for the State's 2000-01 Financial Plan.

    New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

    The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first quarter of 2000, with the services sector accounting for most of the increase. Much of this increase occurred in business services. The employment growth rate in 2000 is expected to be 2.1 percent, which, although lower than 1999's
2.6 percent, represents another strong year relative to recent historical performance. The unemployment rate is expected to be 4.9 percent in 2000, down from 5.1 percent in 1999.

    Personal income is expected to rise 6.1 percent in 2000, with a 7.5 percent increase in wages. Two major factors are working to produce this impressive growth in wages. One is the overall tightness in the labor market, and the other is strong growth in financial sector bonus payments.

    Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In additional, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

1999-2000 FISCAL YEAR

    The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by the Division of the Budget ("DOB"). As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

    The State reported closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance form the prior year. The balance was held in four accounts within the General Fund: the Tax Stabilization Reserve Fund (TSRF), the Contingency Reserve Fund (CRF), the Debt Reduction Reserve Fund (DRRF) and the Community Projects Funds (CPF) which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

    The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

    General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

1998-99 FISCAL YEAR

    The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

    The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The TSRF closing balance was $473 million, following an additional deposit of $73 million in 1998-99. The CRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

    The closing fund balance excluded $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000. The remaining balance of $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999.

    General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-99 fiscal year totaled $36.82 billion, an increase of 6.2 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.57 billion for the 1998-99 fiscal year, an increase of 6.1 percent from 1997-98 levels.

1997-98 FISCAL YEAR

    The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

    The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an additional deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

    General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1997-98 fiscal year totaled $34.67 billion, an annual increase of 4.9 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.47 billion, an annual increase of 4.8 percent.

RATING AGENCIES' ACTIONS

    Moody's assigned its municipal bond rating of Aaa, and Standard & Poor's assigned its rating of AAA to the State's general obligation variable interest rate bonds as of March 15, 2000. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

                              PUBLIC AUTHORITIES

    The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities, meaning public benefit corporations created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $95 billion, only a portion of which constitutes State-supported or State related debt.

    The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

    In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted.

    Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the Metropolitan Transportation Authority ("MTA") receives the bulk of this money in order to provide transit and commuter services.

    Beginning in 1998, the Long Island Power Authority ("LIPA") assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan. As of May 31, 2000, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

                    METROPOLITAN TRANSPORTATION AUTHORITY

    The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

    Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget provides State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously fuel taxes not previously dedicated to the MTA.

    State legislation accompanying the 2000-01 Enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

    The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. In addition, $1.6 billion in State support is projected to be financed using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, if approved by the voters in the November 2000 general election. Further, the enacted State budget authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

    There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, that the Transportation Infrastructure Bond Act will be approved by voters or that the 2000-04 Capital Program (or parts thereof) will not be delayed or reduced. Should the Transportation Infrastructure Bond Act be defeated, the State could come under pressure to provide additional funding to the MTA. Should funding levels fall below current projections, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

                                  LOCALITIES
THE CITY OF NEW YORK

    The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

FISCAL OVERSIGHT

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, State law requires the Control Board to reimpose a Control Period upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

    Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

    To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In City fiscal years 1997-98, 1998-99 and 1999-2000, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority (TFA) in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit for City fiscal year 2001-02 and thereafter.

MONITORING AGENCIES

    The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, economic growth in the City has been very strong in recent years, lead by a surge in Wall Street profitability which resulted in increased tax revenues and helped produce substantial surpluses for the City in City fiscal years 1996-97, 1997-98 and 1998-99. These staff reports also indicate that the City projects a substantial surplus for City fiscal year 1999-2000. Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. In addition, the cost of recent tax reductions has increased to over $2.3 billion in City fiscal year 1999-2000 through the expirations of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. The Mayor has proposed additional tax reductions that would raise the total of recent tax cuts to $3.5 billion by City fiscal year 2003-04.

    Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan relies in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City. Copies of the most recent Control Board, OSDC and City Comptroller, and IBO staff reports are available by contacting the Control Board at 270 Broadway, 21st Floor, New York, NY, 10007, Attention: Executive Director; OSDC at 270 Broadway, 23rd Floor, New York, NY 10007, Attention: Deputy Comptroller; the City Comptroller at Municipal Building, Room 517, One Centre Street, New York, NY 10007,
Attention: Deputy Comptroller for Public Finance; and the IBO at 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

    Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

    The State is considering various measures to help resolve persistent fiscal difficulties in Nassau County. The Governor has proposed actions which would, if legislation is enacted, establish a Nassau County Interim Finance Authority. The Authority would be empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. Such Authority would also impose financial plan requirements on Nassau County. The Governor has also proposed that transitional State assistance be appropriated in State fiscal year 2000-01, and in four subsequent State fiscal years. Allocation of such assistance would be subject to the Authority's approval of Nassau County's financial plan. There is no assurance that such proposals will be enacted, or that future actions will not be required by the State to assist Nassau County, resulting in increased State expenditures for extraordinary local assistance.

    The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-01 totals $200.4 million. The 2000-01 enacted budget also increased General Purpose State Aid for local governments by $11 million to $562 million.

    While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

    Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

    Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs, which in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                                  LITIGATION
GENERAL

    The legal proceedings noted below involve State finances, and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter.

    Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments and, could therefore, affect the ability of the State to maintain a balanced 2000-01 Financial Plan. In its General Purpose Financial Statements, the State reports its estimated liability for awarded and anticipated unfavorable judgments.

TAX LAW

    In New York Association of Convenience Stores et al. v. Urbach, et al., petitioners New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. seek to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes pursuant to Tax Law Articles 12-A, 20 and 28 on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated
August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternatively, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioners' motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross-appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco. On July 9, 1998, the New York Court of Appeals reversed the order of the Appellate Division, Third Department, and remanded the matter to the Supreme Court, Albany County, for further proceedings. The Court held that the petitioners had standing to assert an equal protection claim, but that their claim did not implicate racial discrimination. The Court remanded the case to Supreme Court, Albany County, for resolution of the question of whether there was a rational basis for the Tax Department's policy of non-enforcement of the sales and excise taxes on reservation sales of cigarettes and motor fuel to non-Indians. In a footnote, the Court stated that, in view of its disposition of the case, petitioners' cross-appeal regarding the statewide suspension of the taxes is "academic." By decision and judgment dated July 9, 1999, the Supreme Court, Albany County, granted judgment dismissing the petition. On September 2, 1999, petitioners appealed to the Appellate Division, Third Department, from the July 9, 1999 decision and order. The appeal is scheduled to be argued June 8, 2000.

LINE ITEM VETO

    In an action commenced in June 1998 by the Speaker of the Assembly of the State of New York against the Governor of the State of New York (Silver v. Pataki, Supreme Court, New York County), the Speaker challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. On July 10, 1998, the State filed a motion to dismiss this action. By order entered January 7, 1999, the Court denied the State's motion to dismiss. On January 27, 1999 the State appealed that order. On September 9, 1999, the Appellate Division, Third Department, heard the appeal.

MEDICAID

    Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al. v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

    In a consolidated action commenced in 1992, Medicaid recipients and home health care providers and organizations challenge promulgation by the State Department of Social Services ("DSS") in June 1992 of a home assessment resource review instrument ("HARRI"), which is to be used by DSS to determine eligibility for and the nature of home care services for Medicaid recipients, and challenge the policy of DSS of limiting reimbursable hours of service until a patient is assessed using the HARRI (Dowd, et al. v. Bane, Supreme Court, New York County). In a related case, Rodriguez v. DeBuono, on April 19, 1999, the United States District Court for the Southern District of New York enjoined the State's use of task based assessment, which is similar to the HARRI, unless the State assesses safety monitoring as a separate task based assessment, on the grounds that its use without such additional assessment violated federal Medicaid law and the Americans with Disabilities Act. The State appealed from the April 19, 1999 order and on July 12, 1999 argued the appeal before the Second Circuit. By order dated October 6, 1999, the Second Circuit reversed the April 19, 1999 order and vacated the injunction. On October 20, 1999, petitioners filed a request for rehearing en banc.

    Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law (S) 2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2 percent and 3.8 percent assessments on gross receipts imposed pursuant to Public Health Law (S)(S) 2807-d(2)(b)(ii) and 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997, enforced the terms of the decision. The State appealed that order. By decision and order dated August 31, 1998, the Appellate Division, Second Department, affirmed that order. On September 30, 1998, the State moved for re-argument or, in the alternative, for a certified question for the Court of Appeals to review. By order dated January 7, 1999 the motion was denied. A final order was entered in Supreme Court on January 26, 1999. On February 23, 1999, the State appealed that order to the Court of Appeals. In a decision entered December 16, 1999, the Court of Appeal reversed the decision below and upheld the constitutionality of the assessments. On May 15, 2000, plaintiffs filed a petition for certiorari with the United States Supreme Court seeking to appeal the December 16, 1999 decision. The State's response is due June 15, 2000.

    In Dental Society, et al. v. Pataki, et al., (United States District, Northern District of New York, commenced February 2, 1999), plaintiffs challenge the State's reimbursement rates for dental care provided under the State's dental Medicaid program. Plaintiff's claim that the State's Medicaid fee schedule violates Title XIX of the Social Security Act (42 U.S.C. (S) 1396a et seq.) and the federal and State Constitutions. On June 25, 1999, the State filed its answer. The parties have entered into a settlement agreement dated May 8, 2000 that will increase Medicaid dental reimbursement rates prospectively over a four-year period, beginning June 1, 2000.

SHELTER ALLOWANCE

    In an action commenced in March 1987 against State and New York City officials (Jiggetts, et al. v. Bane, et al., Supreme Court, New York County), plaintiffs allege that the shelter allowance granted to recipients of public assistance is not adequate for proper housing. In a decision dated April 16, 1997, the Court held that the shelter allowance promulgated by the Legislature and enforced through DSS regulations is not reasonably related to the cost of rental housing in New York City and results in homelessness to families in New York City. A judgment was entered on July 25, 1997, directing, inter alia, that the State (i) submit a proposed schedule of shelter allowances (for the Aid to Dependent Children program and any successor program) that bears a reasonable relation to the cost of housing in New York City; and (ii) compel the New York City Department of Social Services to pay plaintiffs a monthly shelter allowance in the full amount of their contract rents, provided they continue to meet the eligibility requirements for public assistance, until such time as a lawful shelter allowance is implemented, and provide interim relief to other eligible recipients of Aid to Dependent Children under the interim relief system established in this case. The State appealed to the Appellate Division, First Department, from each and every provision of this judgment except that portion directing the continued provision of interim relief. By decision and order dated May 6, 1999, the Appellate Division, First Department, affirmed the July 25, 1997 judgment. By order dated July 8, 1999, the Appellate Division denied the State's motion for leave to appeal to the Court of Appeals from the May 6, 1999 decision and order. By order dated October 14, 1999, the Court of Appeals dismissed the State's leave to appeal.

CIVIL RIGHTS CLAIMS

    In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan ("EIP I"). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and the other State defendants (the "State") in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the United States Court of Appeals for the Second Circuit, based on the District Court's factual findings, held the State defendants liable under 42 USC (S)1983 and the Equal Educational Opportunity Act, 20 USC
(S)(S)1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must fund a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan ("EIP II") to eradicate these vestiges of segregation. The October 8, 1997 order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the Order, the State make available to Yonkers $450,000 to support planning activities to prepare the EIP II budget for 1998-99 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. On November 7, 1997, the State appealed that judgment to the Second Circuit. Additionally, the Court adopted a requirement that the State pay to Yonkers approximately $9.85 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I was reduced to an order on December 2, 1997 and reduced to a judgment on February 10, 1998. The State appealed that order to the Second Circuit on December 31, 1997 and amended the notice of appeal after entry of the judgment. By decision dated June 22, 1999, as discussed below, the Second Circuit affirmed the District Court's order requiring the State to pay one-half of the cost of EIP I for the 1996-97 school year and remanded the case to the District Court for further proceedings consistent with its decision.

    On June 15, 1998, the District Court issued an opinion setting forth the formula for the allocation of the costs of EIP I and EIP II between the State and the City for the school years 1997-98 through 2005-06. That opinion was reduced to an order on July 27, 1998. The order directed the State to pay $37.5 million by August 1, 1998 for estimated EIP costs for the 1997-98 school year. The State made this payment, as directed. On August 24, 1998, the State appealed that order to the Second Circuit. The City of Yonkers and the Yonkers Board of Education cross-appealed to the Second Circuit from that order. By stipulation of the parties approved by the Second Circuit on November 19, 1998, the appeals from the July 27, 1998 order were withdrawn without prejudice to reinstatement upon determination of the State's appeal of the October 14, 1997 judgment discussed above.

    On April 15, 1999, the District Court issued two additional orders. The first order directed the State to pay to Yonkers an additional $11.3 million by May 1, 1999, as the State's remaining share of EIP costs for the 1997-98 school year. The second order directed the State to pay to Yonkers $69.1 million as its share of the estimated EIP costs for the 1998-99 school year. The State made both payments on April 30, 1999.

    In a decision dated June 22, 1999, the Second Circuit found no basis for the District Court's findings that vestiges of a dual system continued to exist in Yonkers and reversed the order directing the implementation of EIP-
II. The Second Circuit also affirmed the District Court's order requiring the State to pay one-half of the cost of EIP I for the 1996-97 school year and remanded the case to the District Court for further proceedings consistent with its decision. On July 2, 1999 the NAACP filed a petition for rehearing of the June 22, 1999 decision before the Second Circuit, en banc. The State has joined in the City of Yonker's motion to stay further implementation of EIP II pending the decision on the petition for rehearing. By order dated August 5, 1999, the Second Circuit granted the motion staying further implementation of EIP II pending appeal.

    On July 27, 1999, the City of Yonkers moved in the District Court to modify the July 27, 1998 order to require the State to make payments for EIP expenses each month from July 1999 through April 2000 of $9.22 million per month instead of paying $92.2 million by May 1, 2000. By memorandum and order dated July 29, 1999, the District Court denied this motion.

    In a decision dated November 16, 1999, the Second Circuit vacated its June 22, 1999 decision. In this decision, the Second Circuit again affirmed the District Court's order requiring the State to pay one-half of the cost of EIP I for the 1996-97 school year. The Second Circuit also found no basis for the District Court's findings that vestiges of a dual system continued to exist in Yonkers, and therefore vacated the District Court's EIP II order. The Second Circuit, however, remanded to the District Court for the limited purpose of making further findings on the existing record as to whether any other vestiges of the dual system remain in the Yonkers public schools. On May 22, 2000, the United States Supreme Court denied the State's petition for certiorari, seeking leave to appeal the November 16, 1999 decision and the underlying September 3, 1996 decision.

    In Campaign for Fiscal Equity, Inc., et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards. This action was commenced in 1993. The trial of this action commenced October 12, 1999.

REAL PROPERTY CLAIMS

    On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

    In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within said 250,000 acre area. These motions were argued March 29, 1999 and are still awaiting determination. The District Court has not yet rendered a decision. By order dated February 24, 1999, the District Court appointed a federal settlement master. A conference scheduled by the District Court for May 26, 1999 to address the administration of this case has been adjourned indefinitely.

    Several other actions involving Indian claims to land in upstate New York are also pending. Included are Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions but may enhance others. In the Cayuga Indian Nation of New York case, by order dated March 29, 1999, the United States District Court for the Northern District of New York appointed a federal settlement master. In October 1999, the District Court granted the Federal Government's motion to have the State held jointly and severally liable for any damages owed to the plaintiffs. At the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing that fair rental value of the properties at issue was rendered against the defendants. On July 5, 2000, a bench hearing is scheduled to determine whether prejudgment interest is appropriate and, if so, the amount thereof. In the Canadian St. Regis Band of Mohawk Indians case, the United States District Court for the Northern District of New York has directed the parties to rebrief outstanding motions to dismiss brought by the defendants. The State filed its brief on July 1, 1999. The motions were argued in September 1999. No decision has been rendered on these motions. In Seneca Nation of Indians, by order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the right of way where the New York State Thruway crosses the Cattaraugus Reservation in Erie and Chatauqua Counties and denying the State's motion to dismiss the Federal Government's damage claims. The District court has set a trial date of October 17, 2000 for that portion of the case related to plaintiff's claim of ownership of the islands in the Niagara River.

PROPRIETARY SCHOOLS

    In an action unsealed in February, 1996, the relator claims, inter alia, that the State violated the Federal False Claims Act, 31 USC (S) 3729, et seq. (United States ex rel. Long v. SCS Business and Technical Institute, Inc., et al., United States District Court, District of Columbia). On March 29, 1999, the District of Columbia Circuit Court reversed a decision by the District Court and granted the State's motion to dismiss the action. The United States has petitioned for certiorari to the United States Supreme Court, which is holding the petition pending its decision in a similar case, U.S. ex rel. Stevens v. State of Vermont. The State filed its response in September 1999.

FOOD STAMP PROGRAM

    In an action commenced April 5, 1999 by New York and several other states against the Federal Government (State of Arizona, et al. v. Shalala, et al., United States District Court, District of Columbia), plaintiffs challenge a federal directive which requires states to change their method of allocating costs associated with the Food Stamp program. On July 29, 1999, plaintiffs moved for summary judgment. On September 23, 1999, defendant cross-moved for summary judgment. No date for argument of these motions has been set.

                                                                    APPENDIX C

                      DESCRIPTION OF SECURITIES RATINGS

    The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and FITCH IBCA, Inc. ("Fitch") represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                          FOUR HIGHEST BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                          FOUR HIGHEST BOND RATINGS

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                      DESCRIPTION OF FITCH IBCA, INC.'S
             FOUR HIGHEST INTERNATIONAL LONG-TERM CREDIT RATINGS

    When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

    Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as "AAA/F1+." The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    "+" OR "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
               TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

    Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
               TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

    An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

        -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

        -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

    Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                      RATINGS OF TAX-EXEMPT DEMAND BONDS

    S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+ /A-1+").

                      DESCRIPTION OF FITCH IBCA, INC.'S
             TWO HIGHEST INTERNATIONAL SHORT-TERM CREDIT RATINGS

    A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                     TWO HIGHEST SHORT-TERM DEBT RATINGS

    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

    Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                     TWO HIGHEST COMMERCIAL PAPER RATINGS

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

TAXABLE EQUIVALENT YIELD TABLES

RATES FOR 2000 UNDER FEDERAL PERSONAL AND CALIFORNIA STATE, NEW YORK STATE AND NEW YORK CITY INCOME TAX LAW

If you are subject to income tax, you need to earn a higher taxable yield to achieve the same after-tax income, than you would if the yield were tax-exempt. The following tables show the approximate taxable yields which are equivalent to tax-exempt yields under 2000 federal personal income tax laws, and under the California State, New York State and New York City personal income tax laws described in the tables. If tax laws, rates or brackets are changed, the information in the table would be out of date. Each Fund expects that a substantial portion of its dividends will be exempt from federal personal income taxes. Citi California Tax Free Income Fund expects that a substantial portion of its dividends will be exempt from California personal income taxes, and Citi New York Tax Free Income Fund expects that a substantial portion of its dividends will be exempt from New York State and New York City personal income taxes. However, in reviewing the tables below, you should remember that each Fund may also pay dividends which are subject to federal, state and local personal income taxes.

FEDERAL TAX RATES

              Taxable Income*                  Income                             Federal Tax-Exempt Yield
-------------------------------------------     Tax      --------------------------------------------------------------------------
     Single 2000            Joint 2000        Bracket     2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  --------------------  ----------  ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
        $0 - $ 26,250         $0 - $ 43,850    15.0%     2.35%   2.94%   3.53%   4.12%  4.71%  5.29%  5.88%  6.47%   7.06%    7.65%
  $ 26,251 - $ 63,550   $ 43,851 - $105,950    28.0%     2.78%   3.47%   4.17%   4.88%  5.56%  6.25%  6.94%  7.64%   8.33%    9.03%
  $ 63,551 - $132,600   $105,951 - $161,450    31.0%     2.90%   3.62%   4.35%   5.07%  5.80%  6.52%  7.25%  7.97%   8.70%    9.42%
  $132,601 - $288,350   $161,451 - $288,350    36.0%     3.13%   3.91%   4.69%   5.47%  6.25%  7.03%  7.81%  8.59%   9.38%   10.16%
  $288,351 & Over       $288,351 & Over        39.6%     3.31%   4.14%   4.97%   5.79%  6.62%  7.45%  8.28%  9.11%   9.93%   10.76%

* Net amount subject to Federal personal income tax after deductions and exemptions.

CALIFORNIA TAX RATES

              Taxable Income*                  Income                           California Tax-Exempt Yield
-------------------------------------------     Tax      --------------------------------------------------------------------------
   Single 1999***         Joint 1999***      Bracket**    2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  --------------------  ----------  ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
        $0 - $ 26,250                          17.85%    2.43%   3.04%   3.65%   4.26%  4.87%  5.48%  6.09%   6.70%   7.30%   7.91%
                              $0 - $ 43,850    17.40%    2.42%   3.03%   3.63%   4.24%  4.84%  5.45%  6.05%   6.66%   7.26%   7.87%
  $ 26,251 - $ 63,550                          34.45%    3.05%   3.81%   4.58%   5.34%  6.10%  6.86%  7.63%   8.39%   9.15%   9.92%
                        $ 43,851 - $105,950    34.06%    3.03%   3.79%   4.55%   5.31%  6.07%  6.82%  7.58%   8.34%   9.10%   9.86%
  $ 63,551 - $132,600   $105,951 - $161,450    37.42%    3.20%   3.99%   4.79%   5.59%  6.39%  7.19%  7.99%   8.79%   9.59%  10.39%
  $132,601 - $288,350   $161,451 - $288,350    41.95%    3.45%   4.31%   5.17%   6.03%  6.89%  7.75%  8.61%   9.47%  10.34%  11.20%
  $288,351 & Over       $288,351 & Over        45.22%    3.65%   4.56%   5.48%   6.39%  7.30%  8.21%  9.13%  10.04%  10.95%  11.87%

  * Net amount subject to Federal and California personal income tax after deductions and exemptions.
 ** Effective combined federal and state tax bracket.
*** State rate based on the average state rate for the federal tax bracket. Combined Federal and California rate assumes itemization of state tax deduction.
    California tax rates are based on 1999 information since at this time 2000 information is not available.

NEW YORK STATE TAX RATES

              Taxable Income*                  Income                            New York Tax-Exempt Yield
-------------------------------------------     Tax      --------------------------------------------------------------------------
    Single 2000**         Joint 2000***      Bracket**    2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  --------------------  ----------  ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
        $0 - $ 26,250                          19.54%    2.48%   3.11%   3.73%   4.35%  4.97%  5.59%  6.21%   6.83%   7.45%   8.08%
                              $0 - $ 43,850    19.28%    2.48%   3.10%   3.72%   4.33%  4.95%  5.57%  6.19%   6.81%   7.43%   8.05%
  $ 26,251 - $ 63,550   $ 43,851 - $105,950    32.93%    2.98%   3.73%   4.47%   5.22%  5.96%  6.71%  7.45%   8.20%   8.95%   9.69%
  $ 63,551 - $132,600   $105,951 - $161,450    35.73%    3.11%   3.89%   4.67%   5.45%  6.22%  7.00%  7.78%   8.56%   9.34%  10.11%
  $132,601 - $288,350   $161,451 - $288,350    40.38%    3.35%   4.19%   5.03%   5.87%  6.71%  7.55%  8.39%   9.23%  10.06%  10.90%
  $288,351 & Over       $288,351 & Over        43.74%    3.55%   4.44%   5.33%   6.22%  7.11%  8.00%  8.89%   9.78%  10.66%  11.55%

  * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
 ** Effective combined federal and state tax bracket.
*** State rate based on the average state rate for the federal tax bracket. Combined Federal and New York rate assumes itemization of state tax deduction.

NEW YORK STATE AND CITY TAX RATES

              Taxable Income*                  Income                          New York City Tax-Exempt Yield
-------------------------------------------     Tax      --------------------------------------------------------------------------
   Single 2000****        Joint 2000****     Bracket**    2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  --------------------  ----------  ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
        $0 - $ 26,250                          22.40%    2.58%   3.22%   3.87%   4.51%  5.16%  5.80%  6.44%   7.09%   7.73%   8.38%
                              $0 - $ 43,850    22.13%    2.57%   3.21%   3.85%   4.49%  5.14%  5.78%  6.42%   7.06%   7.71%   8.35%
  $ 26,251 - $ 63,550                          35.63%    3.11%   3.89%   4.66%   5.44%  6.22%  6.99%  7.77%   8.55%   9.33%  10.10%
                        $ 43,851 - $105,950    35.62%    3.11%   3.89%   4.66%   5.44%  6.22%  6.99%  7.77%   8.55%   9.32%  10.10%
  $ 63,551 - $132,600   $105,951 - $161,450    38.37%    3.25%   4.06%   4.67%   5.68%  6.49%  7.30%  8.11%   6.92%   9.74%  10.55%
  $132,601 - $288,350   $161,451 - $288,350    42.83%    3.50%   4.37%   5.25%   6.12%  7.00%  7.87%  8.75%   9.62%  10.50%  11.37%
  $288,351 & Over       $288,351 & Over        46.05%    3.71%   4.63%   5.56%   6.49%  7.41%  8.34%  9.27%  10.19%  11.12%  12.05%

   * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
  ** Effective combined federal, state and city tax bracket.
**** State rate based on the average state rate for the federal tax bracket. City rate based on the average city rate for the federal tax bracket. Combined Federal, New York State and New York City rate assumes itemization of state tax deduction.

Citi(sm) Short-Term U.S. Government
  Income Fund

Citi Shares

D Shares

[Graphics Omitted]



Prospectus
____________, 2001




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

                                                                   CITIFUNDS(R)
                                                            -------------------
                                                            FIXED INCOME SERIES

   INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

[Graphics Omitted]

TABLE OF CONTENTS

THE FUND .................................................................    3

YOUR ACCOUNT .............................................................    9

        Choosing a Class of Shares to Buy ................................    9

        How To Buy Shares ................................................    9

        Cititrade Investing ..............................................    9

        How The Price Of Your Shares Is Calculated .......................   10

        How To Sell Shares ...............................................   10

        Exchanges ........................................................   11

        Dividends ........................................................   11

        Tax Matters ......................................................   12

MANAGEMENT OF THE FUND ...................................................   12

        Distribution Arrangements ........................................   13


FINANCIAL HIGHLIGHTS .....................................................  A-1

CITI SHORT-TERM U.S. GOVERNMENT INCOME FUND

The Fund's goals are to generate current income and preserve the value of its shareholders' investment.


PRINCIPAL STRATEGIES
Citi Short-Term U.S. Government Income Fund invests in securities that are backed by the full faith and credit of the United States. The Fund invests in U.S. Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. government agencies or instrumentalities, including mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), as long as the timely payment of interest and principal are backed by the U.S. government.

The Fund may use derivatives, such as financial futures and options on futures contracts, in order to protect (or "hedge") against changes in the prices of securities held or to be bought, or changes in interest rates, or to manage the maturity or duration of fixed income securities. The Fund may also invest in derivatives for non-hedging purposes, to enhance yields, price sensitivity, and potential gain.

The Fund is permitted to invest in bonds with any maturity. However, the Fund's dollar-weighted average maturity is normally expected to be three years or less.

Please note that the Fund invests in securities through an underlying mutual fund.

WHO MAY WANT TO INVEST
Citi Short-Term U.S. Government Income Fund may be an appropriate investment if you:

  o Are seeking to participate in the fixed income market.

  o Are seeking current income from your investments.

  o Are seeking the added protection against credit risk provided by U.S. government securities.

  o Have an investment horizon that is at least intermediate term -- typically at least three years.

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions. Some securities held by the Fund may be quite volatile, meaning that their prices can change significantly in a short time.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise, although shorter term obligations are usually less sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

INCOME RISK. If interest rates decline, the amount of income paid to you by the Fund as dividends may also decline.

CREDIT RISK. The Fund invests only in securities that are backed by the full faith and credit of the United States. These securities are generally thought to have minimal credit risk.

PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess other economic factors. In that case, you may lose money, or your investment may not do as well as an investment in another fixed income fund.

PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Mortgage-backed securities, including collateralized mortgage obligations or CMOs, are particularly susceptible to prepayment risk and their prices may be more volatile than a security having no pre-payment option.

DERIVATIVES. The Fund's use of derivatives such as futures and options on futures contracts, particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use derivatives successfully depends on the manager's ability to accurately predict movements in interest rates and other economic factors and the availability of liquid markets. If the manager's predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives.

The derivatives purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade. This means that the exchange or board of trade guarantees counterparty performance. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

MORE ON THE FUND'S INVESTMENTS AND RISKS
INVESTMENTS. The Fund invests in debt securities that are backed, as to timely repayment of principal and interest, by the full faith and credit of the U.S. Government. The Fund may also invest in obligations of foreign governments that are guaranteed by the U.S. government. Even if the U.S. government or one of its agencies guarantees principal and interest payments, the market price of the security is not insured and may be volatile.

The Fund may invest up to 80% of its assets in mortgage-backed securities that are direct pass-through certificates called "GNMAs" or in collateralized mortgage obligations that are backed by GNMAs. GNMAs are securities backed by a pool of mortgages guaranteed as to payment and principal by the Government National Mortgage Association.

The Fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes. The Fund may also lend its portfolio securities or sell its securities short, as long as, in the case of a short sale, the Fund owns, or has the right to obtain, the securities being sold short.

The Fund may use other strategies and invest in other securities that are described in the Statement of Additional Information. However, the Fund may not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the Statement of Additional Information. The Fund's goals may be changed without shareholder approval. Of course, there can be no assurance that the Fund will achieve its goals.

DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in money market instruments and other very short-term instruments. The income on money market and other very short-term instruments is likely to be less than the income on the debt obligations generally purchased by the Fund.

INVESTMENT STRUCTURE. The Fund does not invest directly in securities but instead invests through an underlying mutual fund, Government Income Portfolio, which has the same investment goals and strategies as the Fund. Government Income Portfolio buys, holds and sells securities in accordance with these goals and strategies. Unless otherwise indicated, references to the Fund in this prospectus include the underlying fund. The Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.

MANAGEMENT STYLE. Managers of mutual funds use different styles when selecting securities to purchase. In selecting securities to buy for the Fund, the manager first establishes the overall duration of the portfolio and its yield curve position, based upon the portfolio managers' outlook on the economy, prospects for economic growth and inflation, and the U.S. government bond market. The portfolio managers then allocate the portfolio between the two primary sectors of the U.S. government securities market, U.S. Treasury and agency obligations, in an attempt to maximize exposure to securities providing the best relative values. The portfolio managers then choose individual securities based upon their relative value within their sector. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the portfolio managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals.

The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

FUND PERFORMANCE
The bar chart indicates the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not necessarily indicate how the Fund will perform in the future. The bar chart shows the performance of the Fund's Citi Shares for each of the past 10 full calendar years.

The table indicates the risks of investing in the Fund by comparing the average annual total return of each class for the periods shown with that of the Lehman 1-3 Year U.S. Government Index, a broad measure of market performance.


D Shares are newly offered. D Shares' performance would have been higher than that shown for Citi Shares because of lower D Shares expenses.

The Fund's performance reflects certain fee waivers or reimbursements. If these are reduced or eliminated, the Fund's performance may go down.

CITI SHORT-TERM U.S. GOVERNMENT INCOME FUND
ANNUAL TOTAL RETURNS

               1991                               13.80%
               1992                                5.56%
               1993                                6.08%
               1994                               (1.72)%
               1995                               11.48%
               1996                                3.02%
               1997                                6.11%
               1998                                6.33%
               1999                                2.07%
               2000                                 xx %


QUARTERLY RETURNS:
(FOR CALENDAR QUARTERS COVERED BY THE BAR CHART)

Highest:                     % in      quarter
Lowest:                      % in      quarter

Year to date performance as of 3/31/01:     %

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2000

                                    1 Year      5 Years      10 Years
-----------------------------------------------------------------------
Citi Shares                              %            %             %
D Shares*                              N/A          N/A           N/A
Lehman 1-3 Year
  U.S. Gov't. Index                      %            %             %

* There were no D Shares outstanding for the calendar year ended December 31, 2000.
For up-to-date yield information, please call 1-800-995-0134, toll-free, or contact your account representative. If you are a Cititrade(R) customer, please call 1-888-663-CITI[2484], toll free.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi Shares of the Fund.


--------------------------------------------------------------------------------
    FEE TABLE
--------------------------------------------------------------------------------
    SHAREHOLDER FEES - fees paid directly from your investment

    SHARE CLASS                                        CITI SHARES     D SHARES
--------------------------------------------------------------------------------
                                                           None          None
--------------------------------------------------------------------------------
    ANNUAL OPERATING EXPENSES (% of average net assets)
    expenses deducted from Fund assets(1)
--------------------------------------------------------------------------------
    Management fees                                        0.55%         0.55%
    Distribution (12b-1) fees                              0.25%         None
    Other expenses (administrative and other expenses)         %             %
                                                           -----         -----
    Total annual operating expenses                            %*            %*

--------------------------------------------------------------------------------

    * Because some of the Fund's expenses were waived or
      reimbursed, actual total operating expenses for the
      prior fiscal year were:                                  %             %

    Fee waivers and reimbursements may be reduced or terminated at any time.

    (1) The Fund invests in securities through an underlying mutual fund, Government Income Portfolio. This table reflects the expenses of the Fund and Government Income Portfolio.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
    EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------


    This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

      o you invest $10,000 in the Fund for the time periods indicated;

      o you reinvest all dividends;

      o you then sell all of your shares at the end of those periods;

      o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

      o the Fund's operating expenses as shown in the table remain the same -- the example does not include voluntary fee caps.

    Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    CITI SHORT-TERM U.S. GOVERNMENT INCOME FUND
                          1 YEAR         3 YEARS         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
    CITI SHARES             $               $               $             $
    D SHARES                $               $               $             $

--------------------------------------------------------------------------------

YOUR ACCOUNT


CHOOSING A CLASS OF SHARES TO BUY
You may purchase Citi Shares which are sold at net asset value with no initial or deferred sales charge. Citi Shares are subject to an ongoing service fee. Citi Shares is the class of shares generally available for purchase by investors. D Shares are sold at net asset value with no initial or deferred sales charge. D Shares are not subject to an ongoing service fee. You may purchase D Shares only if you are participating in certain investment programs. D Shares also are offered to certain tax-exempt employee benefit and retirement plans. For more information about these programs, please call 1-800-995-0134. Each share class may not be available for purchase by every investor.

HOW TO BUY SHARES
Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor, a broker-dealer, financial intermediary or financial institution, or the distributor's financial consultants (each called a Service Agent). Please call 1-800-995-0134 for information. You may also purchase shares directly from the Fund by calling the Fund's sub-transfer agent at 1-800-995-0134 between the hours of 8:00 a.m. and 4:00 p.m.

Please specify whether you are purchasing Citi or D Shares. If you fail to specify, Citi Shares will be purchased for your account.

The Fund does not, but your Service Agent may, impose a minimum initial or subsequent investment requirement.


Shares are purchased at net asset value the next time it is calculated after your order is received in proper form by the Fund. The Fund has the right to reject any purchase order or cease offering Fund shares at any time.

Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears.

If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Fund's sub-transfer agent.

The Fund has a Systematic Investment Plan which allows you to automatically invest a specific dollar amount in your account on a periodic basis. For more information, please contact the Fund's sub-transfer agent at 1-800-995-0134 or, if you hold your shares through a Service Agent, your Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI[2484] for more information.

CITITRADE(R) INVESTING
Shares may be purchased through the Cititrade Program by customers that have established a Cititrade Account. For more detailed information on how to open a Cititrade Account, please visit the Cititrade website at www.mycititrade.com, or call a Cititrade account representative at 1-888-663-CITI[2484].

Once you open your Cititrade Account, you will be subject to the general account requirements of the Cititrade Program, as described in the Cititrade account application, and will have access to all the electronic financial services made available from time to time over the Internet by the Cititrade Program. This prospectus is readily available for viewing and printing on the Cititrade website. Please note that www.mycititrade.com is an inactive textual reference only, meaning that the information contained on the website is not part of this prospectus and is not incorporated herein by reference.

Investors who have established an account with Cititrade may receive shareholder information about the Fund electronically, unless they otherwise request to receive the information in paper format. Shareholder information includes prospectuses, financial reports, confirmations, proxy solicitations and financial statements. Cititrade shareholders may also receive other Fund-related correspondence through their e-mail account.

You may incur costs imposed by your Internet service provider for on-line access to shareholder documents and maintaining an e-mail account. The Fund reserves the right to deliver paper-based documents to investors in certain circumstances, at no cost to you.

Cititrade is a registered service mark of Citicorp.

HOW THE PRICE OF YOUR SHARES IS CALCULATED
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. The Fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The Fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the Statement of Additional Information.

When reliable market prices or quotations are not readily available, the Fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

HOW TO SELL SHARES
You may sell (redeem) your shares Monday through Friday, except on certain holidays. You may make redemption requests in writing through the Fund's sub-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. Cititrade customers may redeem shares by contacting a Cititrade account representative at 1-888-663-CITI[2484]. All redemption requests must be in proper form, as determined by the sub-transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the Fund's sub-transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. For more information, please contact the Fund's sub-transfer agent at 1-800-995-0134 or, if you hold your shares through a Service Agent, your Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI [2484] for more information.

The price of any redemption of Fund shares will be the NAV the next time it is calculated after your redemption request has been received by the transfer agent. Fund shares are redeemed without a sales charge.

Your account will be credited with your redemption proceeds in federal funds normally on the third business day after you sell your shares but, in any event, within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your account balance with the Fund may be subject to a $500 minimum. If so, the Fund reserves the right to close your account if it falls below $500 because of redemptions. You will have 60 days to make an additional investment. If you do not increase your balance, the Fund may close your account and send the proceeds to you. Your shares will be sold at NAV on the day your account was closed.

EXCHANGES
Shares may be exchanged for shares of any other Fund offered in the no-load family of CitiFunds(R). CitiFunds is a registered service mark of Citicorp. You may place exchange orders through the sub-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The sub-transfer agent or your Service Agent can provide you with more information.

Cititrade customers may exchange Fund shares by contacting a Cititrade account representative at 1-888-663-CITI [2484].

There is no sales charge on Fund shares you get through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

All share classes may not be available upon exchange.

DIVIDENDS
Citi Short-Term U.S. Government Income Fund pays substantially all of its net income (if any) from dividends to its shareholders of record as a dividend monthly.

The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders at least semi-annually. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

TAX MATTERS
This discussion of taxes is very general. You should consult your own tax adviser about your particular situation, and the status of your account under state and local law.

TAXABILITY OF DISTRIBUTIONS; FEDERAL INCOME TAXES. You will normally have to pay federal income taxes on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.

Fund distributions will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

STATE AND LOCAL TAXES. Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations may be exempt from certain state and local taxes.

BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

FOREIGN SHAREHOLDERS. If you are not a citizen or resident of the U.S., the Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes. Fund distributions received by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

MANAGEMENT OF THE FUND


MANAGER. The Fund's investment manager is SSB Citi Mutual Fund Management Inc., a subsidiary of Citigroup Inc. established to take over the investment advisory operations of Citibank, N.A. The manager's address is 388 Greenwich Street, New York, New York 10013. The manager selects the Fund's investments and oversees its operations. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Denise Guetta has served as manager of the Fund since April 1997. Ms. Guetta is a Senior Portfolio Manager responsible for managing institutional liquidity and short-duration portfolios. Ms. Guetta has over thirteen years of investment experience. She became a Vice President of Citibank in . Prior to joining Citibank in 1996, she was a portfolio manager at Fischer Francis Trees and Watts, Inc., managing leveraged risk positions in the U.S. Treasury and Canadian markets.

MANAGEMENT FEES. For the Fund's fiscal year ended December 31, 2000, the Fund paid management fees totaling % of the Fund's average daily net assets.

DISTRIBUTION ARRANGEMENTS
The Fund has two classes of shares, Citi Shares and D Shares. These classes have different expense levels. The Fund does not charge any sales loads or deferred sales loads in connection with the purchase of Citi or D Shares.


The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

FINANCIAL HIGHLIGHTS
To be added by amendment.

The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about the Fund's investments is included in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

The Annual and Semi-Annual Reports for the Fund list its portfolio holdings and describe its performance.

To obtain free copies of the Fund's SAI and the Fund's Annual and Semi-Annual Reports, when available, or to make other inquiries, please call 1-800-995-0134 toll-free. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI [2484].

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at: (202) 942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.


SEC File Number 811-5034



CIT0024

                                                                  Statement of
                                                        Additional Information
                                                                        , 2001


CITI(SM) SHORT-TERM U.S. GOVERNMENT INCOME FUND


    CitiFunds(R) Income Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust offers two classes of shares of Citi Short-Term U.S. Government Income Fund (the "Fund"), to which this Statement of Additional Information relates. The Trust invests all of the investable assets of the Fund in Government Income Portfolio (the "Portfolio"), which is a separate series of The Premium Portfolios, a trust organized under the laws of the State of New York (the "Portfolio Trust"). The address and telephone number of the Trust and the Portfolio Trust are 388 Greenwich Street, 23rd Floor, New York, New York 10013, 1-800-451-2010.


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                              INVESTMENT PRODUCTS:
             NOT FDIC INSURED -- NO BANK GUARANTEE -- MAY LOSE VALUE
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TABLE OF CONTENTS                                                         PAGE
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 1. The Trust ...........................................................    2
 2. Investment Objectives and Policies; Special Information Concerning
    Investment Structure ................................................    2
 3. Description of Permitted Investments and Investment Practices .......    3
 4. Investment Restrictions .............................................   11
 5. Performance Information and Advertising .............................   12
 6. Determination of Net Asset Value; Valuation of Securities ...........   14
 7. Additional Information on the Purchase and Sale of Fund Shares ......   14
 8. Management ..........................................................   16
 9. Portfolio Transactions ..............................................   22
10. Description of Shares, Voting Rights and Liabilities ................   23
11. Tax Matters .........................................................   25
12. Financial Statements ................................................   26

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated _________ __, 2001, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 26 hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. Please call 1-800-995-0134 toll free to obtain a Prospectus for the Fund. A Cititrade customer may obtain copies of the Fund's Prospectus and annual report without charge on the Cititrade website at www.mycititrade.com or by calling 1-888-663-CITI[2484].


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    CitiFunds Income Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was called Landmark New York Tax Free Income Fund until its name was changed to Landmark Tax Free Income Funds effective October 21, 1993. Effective March 2, 1998, the Trust's name was changed to CitiFunds Tax Free Income Trust. Effective ____________ __, 2001, the Trust's name was changed to CitiFunds Income Trust. This Statement of Additional Information describes Citi Short-Term U.S. Government Income Fund (the "Fund"), a series of the Trust. Prior to March 2, 1998, the Fund was called Landmark U.S. Government Income Fund and prior to September 4, 2000, the Fund was called CitiFunds Short-Term U.S. Government Income Portfolio. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated _________ __, 2001, of the Fund.


    The Fund is a diversified fund. The Fund is permitted to seek its investment objectives by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act. Currently, the Fund invests all of its investable assets in Government Income Portfolio (the "Portfolio"). The Portfolio is a series of The Premium Portfolios (the "Portfolio Trust") and is an open-end, diversified management investment company. The Portfolio has the same investment objectives and policies as the Fund.

    Under the 1940 Act, a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Because the Fund invests through the Portfolio, all references in this Statement of Additional Information to the Fund include the Portfolio, unless the context otherwise requires. In addition, references to the Trust include the Portfolio Trust, unless the context otherwise requires.


    SSB Citi Mutual Fund Management Inc. ("SSB Citi" or the "Manager") is the investment manager of the Fund and the Portfolio and also provides certain administrative services to the Fund and the Portfolio. The Manager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objectives and policies. The selection of investments for the Portfolio and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces.


    The Boards of Trustees of the Trust and the Portfolio Trust provide broad supervision over the affairs of the Fund and the Portfolio, respectively. Shares of the Fund are continuously sold by Salomon Smith Barney, Inc., the Fund's distributor ("Salomon Smith Barney" or the "Distributor").

                     2. INVESTMENT OBJECTIVES AND POLICIES;
               SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

    The investment objectives of the Fund are to generate current income and preserve the value of its shareholders' investment.


    The investment objectives of the Fund may be changed without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented.

    As noted above, the Fund does not invest directly in securities, but instead invests all of its investable assets in the Portfolio, which has the same investment objectives and policies as the Fund. The Portfolio, in turn, buys, holds and sells securities in accordance with these objectives and policies. Of course, there can be no assurance that the Fund or the Portfolio will achieve their objectives. The Trustees of the Fund believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio.


    The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would continue to be invested in accordance with its investment objectives and policies, either directly in securities or in another mutual fund or pooled investment vehicle having the same investment objectives and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

    The Portfolio may change its investment objectives and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objectives, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.

    Certain investment restrictions of the Portfolio described below under "Investment Restrictions" are fundamental and cannot be changed without approval by the investors in the Portfolio. When the Fund is asked to vote on certain matters concerning the Portfolio, the Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions or otherwise vote in accordance with applicable rules and regulations. Of course, the Fund could be outvoted, or otherwise adversely affected by other investors in the Portfolio.

    The Portfolio may sell interests to investors in addition to the Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment return for all investors in funds investing in the Portfolio may not be the same. These differences in returns are also present in other mutual fund structures. Information about other holders of interests in the Portfolio is available from the Fund's distributor, Salomon Smith Barney.

        3. DESCRIPTION OF PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

    The Fund may, but need not, invest in all of the investments and utilize any or all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the Manager's investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the Manager's opinion, make economic sense.

    The Prospectus contains a discussion of the principal investment strategies of the Fund and the principal risks of investing in the Fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the Fund. The policies described herein are not fundamental and may be changed without shareholder approval.

U.S. GOVERNMENT SECURITIES

    The Fund invests in debt obligations that are backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government.

    The debt obligations in which assets of the Fund are invested include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years); and (2) obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities. The Fund may only invest in obligations issued or guaranteed by U.S. Government agencies if such obligations are backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government, e.g., direct pass-through certificates of the Government National Mortgage Association.

    When and if available, U.S. Government obligations may be purchased at a discount from face value. However, it is not intended that such securities will be held to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

    Although U.S. Government obligations which are purchased for the Fund may be backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. Government, shares of the Fund are neither insured nor guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

    The Manager intends to fully manage the investments of the Fund by buying and selling U.S. Government obligations, and by entering into repurchase agreements covering such obligations, as well as by holding selected obligations to maturity. In managing the Fund's investments, the Manager seeks to maximize the return for the Fund by taking advantage of market developments and yield disparities, which may include use of the following strategies:

        (1) shortening the average maturity of the Fund's securities in anticipation of a rise in interest rates so as to minimize depreciation of principal;

        (2) lengthening the average maturity of the Fund's securities in anticipation of a decline in interest rates so as to maximize appreciation of principal;

        (3) selling one type of U.S. Government obligation (e.g., Treasury bonds) and buying another (e.g., GNMA direct pass-through certificates) when disparities arise in the relative values of each; and

        (4) changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.

    These strategies may result in increases or decreases in the Fund's current income and in the holding for the Fund of obligations which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Manager's expectations of changes in interest rates or its valuation of the normal yield relationship between two obligations proves to be incorrect, the Fund's income, net asset value and potential capital gain may be decreased or its potential capital loss may be increased.

    In order to enhance the stability of the value of shares of the Fund by reducing volatility resulting from changes in interest rates and other market conditions, the dollar weighted average maturity of the Fund's investment securities is generally three years or less. The Fund is managed to provide an income yield that is generally higher than those offered by money market funds, which have a share price which is more stable than the value of an investment in the Fund and which have a portfolio of investments with an average maturity which is shorter than the Fund's securities. It is intended that the Fund will have a share price that is more stable than the share price of other fixed income funds that have a longer term investment focus. Debt securities with longer maturities than those in which the assets of the Fund are invested generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. At the same time, the securities in which the assets of the Fund are invested tend to produce lower yields and are subject to lower market fluctuation as a result of changes in interest rates than debt securities with longer maturities that tend to be purchased by longer term bond funds than the Fund. However, since available yields vary over time, no specific level of income can be assured. The income derived from an investment in the Fund increases or decreases in relation to the income received by the Fund from its investments, which in any case is reduced by the Fund's expenses.

REPURCHASE AGREEMENTS

    The Fund may invest in repurchase agreements. collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund are fully collateralized, with such collateral being marked to market daily.

REVERSE REPURCHASE AGREEMENTS

    The Fund may enter into reverse repurchase agreements subject to the Fund's investment restriction on borrowing. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the Fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has changed, the Fund could experience a loss.

FUTURES CONTRACTS

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when the Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

    The Fund may purchase or sell futures contracts to attempt to protect the Fund from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

    Similarly, when it is expected that interest rates may decline, the Fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although the use of futures for hedging, if correctly used, should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if the Fund sells a futures contract to protect against losses in the debt securities held by the Fund), they do not eliminate the risk of loss and at the same time the futures contracts limit any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of the Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where the Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy or sell.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contracts was originally entered into. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the Manager's investment judgment about the general direction of interest rates or other economic factors is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if the Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if the Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Manager does not believe that these trading and position limits would have an adverse impact on the Fund's strategies involving futures.

    CFTC regulations require compliance with certain limitations in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions, together with any premiums on options on futures contracts (see "Options on Futures Contracts" below) used for non-hedging purposes, would exceed 5% of the Fund's net assets.

    The Fund will comply with this CFTC requirement, and the Fund currently intends to adhere to the additional policies described below. First, an amount of cash or liquid securities will be maintained by the Fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that the Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by the Fund not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.

    The use of futures contracts potentially exposes the Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss. As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund.

    The use of futures contracts may increase the amount of taxable income of the Fund and may affect the amount, timing and character of the Fund's income for tax purposes, as more fully discussed herein in the section entitled "Tax Matters."

OPTIONS ON FUTURES CONTRACTS

    The Fund may purchase and write options to buy or sell futures contracts in which the Fund may invest. Such investment strategies may be used for hedging purposes and for non-hedging purposes, subject to applicable law.

    An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date), as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profits or loss on the transaction.

    Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

    The Fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract, (b) through ownership of the instrument, or instruments included in the index underlying the futures contract, or (c) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account. The Fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security or index underlying the futures contract, (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by the Fund, the Fund will be required to sell the underlying futures contract which, if the Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by the Fund is exercised, the Fund will be required to purchase the underlying futures contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. The Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If the Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. The Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for the Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

    The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of projected changes in interest rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

FURTHER INFORMATION REGARDING DERIVATIVES

    Transactions in financial futures and options on futures contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. Financial futures and options on futures contracts may be used alone or in combinations in order to create synthetic exposure to securities in which the Fund otherwise invests.

WHEN-ISSUED SECURITIES

    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond normal settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission ("SEC") policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

SHORT SALES "AGAINST THE BOX"

    In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    The Manager does not expect that more than 40% of the Fund's total assets would be involved in short sales against the box. The Manager does not currently intend to engage in such sales.

MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS

    The Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans, as long as they are backed by the full faith and credit of the United States Government. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

    The Fund may purchase mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA"). Obligations of GNMA are backed by the full faith and credit of the United States Government. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value which may result in a loss.

    A portion of the Fund's assets may be invested in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"); provided, however, that the CMOs are backed as to the timely payment of interest and principal by the full faith and credit of the U.S. Government. The Fund may also invest a portion of its assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets; provided, however, that the Mortgage Assets are backed as to the timely payment of interest and principal by the full faith and credit of the U.S. Government. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

    Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as "maturity extension risk," may effectively convert a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. Thus, rising interest rates would not only likely decrease the value of the Fund's fixed income securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

    Determinations of average maturity of mortgage-backed securities take into account expectations of prepayments, which may change in different interest rate environments. The Fund will not consider it a violation of policy if its average maturity deviates from its normal range as a result of actual or expected changes in prepayments.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to call a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager to be of good standing. In addition, the Fund could suffer a loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. The Manager will make loans only when, in the judgment of the Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Manager determines to make loans, it is not intended that the value of the securities loaned would exceed 30% of the market value of the Fund's total assets.

RULE 144A SECURITIES


    Consistent with applicable investment restrictions, the Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, the Fund will not invest more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of restricted securities, the Board of Trustees determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Manager the daily function of determining and monitoring liquidity of Rule 144A securities.


PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

DEFENSIVE STRATEGIES

    The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in money market instruments and other very short-term instruments, as long as the instruments purchased are backed by the full faith and credit of the United States. The income on money market and other very short-term instruments is likely to be less than the income on the debt obligations generally purchased by the Fund.

                         4.  INVESTMENT RESTRICTIONS


    The Trust, on behalf of the Fund, and the Portfolio Trust, on behalf of the Portfolio, have each adopted the following policies which may not be changed with respect to the Fund or the Portfolio without approval by holders of a majority of the outstanding voting securities of the Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of
(i) voting securities representing 67% or more of the voting power of the Fund or Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund or Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund or Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.


    Neither the Fund nor the Portfolio may:


        (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund or the Portfolio may technically be deemed an underwriter under the Securities Act in selling a portfolio security.

        (3) Real Estate, Oil and Gas, Mineral Interests: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund and the Portfolio each reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

        (4) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contracts and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

        (5) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (6) Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    As an operating policy, all of the assets of the Fund and the Portfolio will be invested in obligations that are backed by the full faith and credit of the U.S. Government except that all or a portion of the assets of the Fund may be invested in a one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in obligations that are backed by the full faith and credit of the U.S. Government. This policy is not intended to prohibit the use of futures contracts on fixed income securities or options on futures contracts by the Fund or the Portfolio. This policy is not fundamental and may be changed without shareholder approval.

    As an operating policy, the Fund will not invest more than 15% of its net assets (taken at market value) in securities for which there is no readily available market. This policy is not fundamental and may be changed without shareholder approval.


    If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held for the Fund is not considered a violation of policy. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                   5. PERFORMANCE INFORMATION AND ADVERTISING

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

    The Fund may provide its period, annualized, cumulative and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. Average annual total return figures represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time.

    A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    Average annual total return is a measure of the Fund's performance over time. It is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 initial investment in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

    Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of a period, deducting (as applicable) the maximum sales charge and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period.


    The Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized, that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    A current yield quotation for the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

    In computing total rates of return and yield quotations, all Fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's broker dealer, Service Agent or other financial intermediaries are not included. Of course, any such fees will reduce the shareholder's net return on investment.


    Any tax equivalent yield quotation of the Fund is calculated as follows: If the entire current yield quotation for such period is state tax-exempt, the tax equivalent yield would be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not state tax-exempt, the tax equivalent yield would be the sum of (a) that portion of the yield which is state tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not state tax-exempt.

    Set forth below is average annual total rate of return information for the Citi Shares (previously called "Class A shares") of the Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. Commencing July 14, 2000, the Fund converted to a no-load fund, which means that there are no sales charges on the purchase or sale of Citi or D Shares. Also on that date, all outstanding shares of the Fund were designated Citi Shares. The Citi Share performance includes periods when sales charges applied to the purchase of Fund shares. D Shares are not yet offered as of the date of this Statement of Additional Information and performance information for D Shares currently is not available.


                                                               REDEEMABLE VALUE
                                                              OF A HYPOTHETICAL
                                            AVERAGE ANNUAL    $1,000 INVESTMENT
                                              TOTAL RATE          AT THE END
                                               OF RETURN        OF THE PERIOD
                                               ---------        -------------
CITI SHORT-TERM U.S. GOVERNMENT INCOME FUND
CITI SHARES
Ten years ended December 31, 2000 ..........         %            $
Five years ended December 31, 2000 .........         %            $
One year ended December 31, 2000 ...........         %            $

    The annualized yield of Citi Shares of the Fund for the 30-day period
ended December 31, 2000 was     %.


    Comparative performance information may be used from time to time in advertising shares of the Fund, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past economic or financial conditions, developments and events.

    For advertising and sales purposes, the Fund will generally use the performance of Citi Shares. If the performance of D Shares is used for advertising and sales purposes, performance after class inception will be actual performance, while performance prior to that date will be Citi Shares performance, although this Citi Shares performance may not reflect the differences in fees and expenses between the classes. D Share performance generally would have been higher than Citi Shares performance, had the D Shares been offered for the entire period, because the expenses attributable to D Shares are lower than the expenses attributable to the Citi Shares.

          6. DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value of each share of the Fund is determined for each class on each day during which the New York Stock Exchange (the "Exchange") is open for trading (a "Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value is made once each day as of the close of regular trading on such Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class (including its interest in the Portfolio), then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.

    The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of each class of the Fund is determined. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the net assets of the Portfolio.

    Bonds and other fixed income securities (other than short-term obligations maturing in 60 days or less) held for the Fund are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

        7. ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES

    The Fund offers two classes of shares, Citi Shares and D Shares. Both Citi and D Shares of the Fund are sold at net asset value without an initial sales charge. There are no deferred sales charges when you sell your shares.


    Citi Shares may be purchased from the Distributor or a broker-dealer, financial intermediary, financial institution, or the Distributor's financial consultants (each called a "Service Agent"). Shares may be purchased through the Cititrade Program by customers that have established a Cititrade Account. For more detailed information on how to open a Cititrade Account, please visit the Cititrade website at www.mycititrade.com or call a Cititrade account representative at 1-888-663-CITI [2484].


    D Shares may be purchased from a Service Agent or from a Fund, but only if the investor is investing through certain qualified plans or certain dealer representatives. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds D Shares. D Shares held directly at the sub-transfer agent are not subject to a maintenance fee.


    Citi Shares of the Fund may pay distribution and service fees of up to 0.25% of the average daily net assets represented by these shares. D Shares are not subject to a distribution or service fee.


    During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone or Internet exchange or redemption. In such an event, another method of instruction, if available, should be considered. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a shareholder's identity by asking for the shareholder's name, address, telephone number, Social Security number, account number, or password identification number. If these or other reasonable procedures are not followed, the Fund or its transfer agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption or exchange by telephone.


SYSTEMATIC WITHDRAWAL PLAN. The Citi Shares' Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account without a redemption fee on a regular basis if you have at least $10,000 in your Fund account at the time of enrollment. You are limited to one withdrawal per month under the Plan. You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party. To participate in the Plan, you must complete the appropriate forms provided by the sub-transfer agent or, if you hold your shares through a Service Agent, by your Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI[2484] for more information.


    The D Shares' Withdrawal Plan is available to shareholders of the Fund who own D Shares of the Fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made without a redemption fee under the Withdrawal Plan by redeeming as many D Shares of the Fund as may be necessary to cover the stipulated withdrawal payment. As it generally would not be advantageous to a shareholder to make additional investments in D Shares at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

    All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional D Shares of the Fund. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their Service Agent.

    To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund.


SYSTEMATIC INVESTMENT PLAN. Citi and D Shares shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a Service Agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a Service Agent or the sub-transfer agent. The Systematic Investment Plan also authorizes the Fund to apply cash held in a D Shares shareholder's brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. For Cititrade customers, the Systematic Investment Plan authorizes the Fund to apply cash held in a Citi Shares shareholder's Cititrade Account to make additions to the account. For additional information, please contact the Fund's sub-transfer agent, or if you hold your shares through a Service Agent, your Service Agent.


    You may be able to invest in the Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. You should consult with the transfer agent and your tax and retirement advisers.

    Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of the Fund either totally or partially, by a distribution in kind of securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a holder of shares received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

    There are no conversion, preemptive or other subscription rights.

ADDITIONAL DEALER CONCESSIONS


    From time to time, the Fund's Distributor or SSB Citi, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Fund's Distributor or SSB Citi may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund, and/or other dealer-sponsored events. From time to time, the Fund's Distributor or SSB Citi may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


                                  8. MANAGEMENT


    The Fund is supervised by the Board of Trustees of the Trust, and the Portfolio is supervised by the Board of Trustees of the Portfolio Trust. In each case, a majority of the Trustees are not affiliated with SSB Citi. In addition, a majority of the disinterested Trustees of the Fund are different from a majority of the disinterested Trustees of the Portfolio.

    The Trustees and officers of the Trust and the Portfolio Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust. Unless otherwise indicated below, the address of each Trustee and officer is 388 Greenwich Street, New York, New York 10013.

TRUSTEES OF THE TRUST AND THE PORTFOLIO TRUST

ELLIOTT J. BERV; 58 - Chief Executive Officer, Rocket City Enterprises (Consulting, Publishing, Internet Services) (Since January 2000); President and Chief Executive Officer, Catalyst, Inc. (Management Consultants) (since June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984).

DONALD M. CARLTON; 63 - Director, American Electric Power (Electric Utility) (since 2000); Director, Valero Energy (Petroleum Refining) (since 1999); Consultant, URS Corporation (Engineering) (since 1999); Director, National Instruments Corp. (Technology) (since 1994); former Chief Executive Officer, Radian Corporation (Engineering) (from 1969 to 1996); former Chief Executive Officer Radian International L.L.C. (Engineering) (from 1996 to 1998).

A. BENTON COCANOUGHER; 62 - Trustee, Smith Barney Investment Series (Investment Company) (since 1989); Dean and Professor of Marketing, College and Graduate School of Business of Texas A & M University (since 1987); former Director, Randall's Food Markets, Inc. (from 1990 to September 1999); Director, First American Bank and First American Savings Bank (from 1994 to October 1999).

MARK T. FINN; 57 - President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and part Owner, FX 500 Ltd. (Commodity Trading Advisory Firm) (April 1990 to February 1996); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January 1996); President, Secretary, and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Chairman and Owner, Vantage Consulting Group, Inc. (since October 1988).

RILEY C. GILLEY; 74 - Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987).

STEPHEN RANDOLPH GROSS; 52 - Director, Hotpalm.com, Inc. (Wireless Applications) (since May 2000); Partner, Capital Investment Advisory Partners (Consulting) (since January 2000); Director, United Telesis, Inc. (Telecommunications) (since January 1999); Managing Director, Fountainhead Ventures, L.L.C. (Consulting) (since March 1998); Director, ebank.com, Inc. (since January 1998); Director, Ikon Ventures, Inc. (since January 1998); Chairman, Gross, Collins & Cress, P.C. (Accounting Firm) (since 1979).

DIANA R. HARRINGTON; 61 - Professor, Babson College (since September 1994); Trustee, The Highland Family of Funds (March 1997 to March 1998).

SUSAN B. KERLEY; 49 - President, Global Research Associates, Inc. (Investment Research) (since September 1990); Trustee, Mainstay Institutional Funds (since December 1990).

HEATH B. MCLENDON*; 67 - President of the Trust and the Portfolio Trust; Chairman, President, and Chief Executive Officer of SSB Citi Fund Management LLC (formerly known as SSBC Fund Management, Inc.) (since March 1996); Managing Director of Salomon Smith Barney (since August 1993); President of Travelers Investment Adviser, Inc.; Chairman or Co-Chairman of the Board of seventy-one investment companies associated with Salomon Smith Barney. His address is 7 World Trade Center, New York, New York 10048.

ALAN G. MERTEN; 59 - Director, Re-route.com (Information Technology) (since
2000); Director, BTG, Inc. (Information Technology) (since 1997); President, George Mason University (since 1996); Director, Comshare, Inc. (Information Technology) (since 1985); former Director, Indus (Information Technology) (from 1995 to 1999); former Dean, Johnson Graduate School of Management of Cornell University (from 1989 to 1996).

C. OSCAR MORONG, JR.; 66 - Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February 1993); Director, Indonesia Fund (1990 to 1999); Trustee, MAS Funds (since 1993).

R. RICHARDSON PETTIT; 58 - Professor of Finance, University of Houston (since
1977); former Managing Director, Windermere Investments (Financial Consulting) (from January 1997 to June 1997).

WALTER E. ROBB, III; 74 - President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds (since 1985).


E. KIRBY WARREN; 66 - Professor of Management, Graduate School of Business, Columbia University (1987 to December 1999).


OFFICERS OF THE TRUST AND THE PORTFOLIO TRUST

HEATH B. McLENDON* (age 67) - President of the Trust and the Portfolio Trust; Chairman, President, and Chief Executive Officer of SSB Citi Fund Management LLC (since March 1996); Managing Director of Salomon Smith Barney (since August
1993); President of Travelers Investment Adviser, Inc.; Chairman or Co-Chairman of the Board of seventy-one investment companies associated with Salomon Smith Barney. His address is 7 World Trade Center, New York, New York 10048.

LEWIS E. DAIDONE* (age 43) - Senior Vice President and Treasurer of the Trust and the Portfolio Trust; Managing Director of Salomon Smith Barney; Chief Financial Officer of the Smith Barney mutual funds; Treasurer and Senior Vice President or Executive Vice President of sixty-one investment companies associated with Citigroup; Director and Senior Vice President of SSB Citi Fund Management LLC and TIA. His address is 125 Broad Street, New York, New York 10004.

IRVING DAVID* (age 40) - Controller of the Trust and the Portfolio Trust; Director of Salomon Smith Barney; formerly Assistant Treasurer of First Investment Management Company. Controller or Assistant Treasurer of fifty-three investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

FRANCES GUGGINO* (age 43) - Assistant Controller of the Trust and the Portfolio Trust; Vice President of Citibank, N.A. since February, 1991.

PAUL BROOK* (age 47) - Assistant Controller of the Trust and the Portfolio Trust; Director of Salomon Smith Barney; Controller or Assistant Treasurer of forty-three investment companies associated with Citigroup; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP. His address is 125 Broad Street, New York, New York 10004.

ANTHONY PACE* (age 35) - Assistant Treasurer of the Trust and the Portfolio Trust. Mr. Pace is Vice President - Mutual Fund Administration for Salomon Smith Barney Inc. Since 1986, when he joined the company as a Fund Accountant, Mr. Pace has been responsible for accounts payable, financial reporting and performance of mutual funds and other investment products.

MARIANNE MOTLEY* (age 42) - Assistant Treasurer of the Trust and the Portfolio Trust. Ms. Motley is Director - Mutual Fund Administration for Salomon Smith Barney Inc. Since 1994, when she joined the company as a Vice President, Ms. Motley has been responsible for accounts payable, financial reporting and performance of mutual funds and other investment products.

ROBERT I. FRENKEL, ESQ.* (age 46) - Secretary of the Trust and the Portfolio Trust. Mr. Frenkel is a Managing Director and General Counsel - Global Mutual Funds for SSB Citi Asset Management Group. Since 1994, when he joined Citibank, N.A. as a Vice President and Division Counsel, he has been responsible for legal affairs relating to mutual funds and other investment products.

THOMAS C. MANDIA, ESQ.* (age 39) - Assistant Secretary of the Trust and the Portfolio Trust. Mr. Mandia is a Vice President and Associate General Counsel for SSB Citi Asset Management Group. Since 1992, he has been responsible for legal affairs relating to mutual funds and other investment products.

ROSEMARY D. EMMENS, ESQ.* (age 31) - Assistant Secretary of the Trust and the Portfolio Trust. Ms. Emmens has been a Vice President and Associate General Counsel of SSB Citi Asset Management Group since 1998, where she has been responsible for legal affairs relating to mutual funds and other investment products. Before joining Citibank, N.A., Ms. Emmens was Counsel at The Dreyfus Corporation since 1995.

HARRIS GOLDBLAT, ESQ.* (age 31) - Assistant Secretary of the Trust and the Portfolio Trust. Mr. Goldblat has been an Associate General Counsel at SSB Citi Asset Management Group since April 2000, where he has been responsible for legal affairs relating to mutual funds and other investment products. From June 1997 to March 2000, he was an associate at the law firm of Stroock & Stroock & Lavan LLP, New York City, and from September 1996 to May 1997, he was an associate at the law firm of Sills Cummis Radin Tischman Epstein & Gross, Newark, NJ. From August 1995 to September 1996. Mr. Goldblat served as a law clerk to the Honorable James M. Havey, P.J.A.D., in New Jersey.

    The officers of the Trust and the Portfolio Trust also hold comparable positions with certain other funds for which Salomon Smith Barney or its affiliates serve as the distributor or administrator.

    The Trustees of the Trust received the following remuneration from the sources indicated below during its fiscal year ended December 31, 2000:


                                                             PENSION OR                              TOTAL COMPENSATION
                                                             RETIREMENT            ESTIMATED             FROM TRUST
                                       AGGREGATE          BENEFITS ACCRUED           ANNUAL           AND FUND COMPLEX
                                      COMPENSATION        AS PART OF FUND           BENEFITS              PAID TO
    TRUSTEE                           FROM FUND(1)            EXPENSES          UPON RETIREMENT         TRUSTEES(1)
    -------                           ------------            --------          ---------------         -----------


Elliott J. Berv(2)                       $                      None                  None                $
Donald M. Carlton(2)                     $                      None                  None                $
A. Benton Cocanougher(2)                 $                      None                  None                $
Mark T. Finn(2)                          $                      None                  None                $
Riley C. Gilley                          $                      None                  None                $
Stephen Randolph Gross(2)                $                      None                  None                $
Diana R. Harrington                      $                      None                  None                $
Susan B. Kerley                          $                      None                  None                $
Heath B. McLendon                        $                      None                  None                $
Alan G. Merten(2)                        $                      None                  None                $
C. Oscar Morong, Jr.                     $                      None                  None                $
R. Richardson Pettit(2)                  $                      None                  None                $
Walter E. Robb, III(2)                   $                      None                  None                $
E. Kirby Warren                          $                      None                  None                $
William Woods, Jr.(3)                    $                      None                  None                $

----------
  (1) Messrs. Berv, Carlton, Cocanougher, Finn, Gilley, Gross, McLendon, Merten, Morong, Pettit, Robb and Warren and
      Mses. Harrington and Kerley are Trustees of __, __, __, __, __, __, __, __, __, __, __ and __ funds or portfolios, respectively, in the family of open-end registered investment companies advised or managed by the Manager.

  (2) Messrs. Berv, Carlton, Cocanougher, Finn, Gross, Merten, Pettit and Robb became Trustees of the Trust as of
      ____________, 2001. Compensation for these Trustees is estimated for the fiscal year ending December 31, 2001.

  (3) Effective December 31, 1999, Mr. Woods became a Trustee Emeritus of the Trust. Per the terms of the Trust's
      Trustee Emeritus Plan, Mr. Woods serves the Board of Trustees in an advisory capacity. As a Trustee Emeritus, Mr.
      Woods is paid 50% of the annual retainer fee and meeting fees otherwise applicable to Trustees, together with reasonable out-of-pocket expenses for each meeting attended.



    As of             , 2001, all Trustees and officers as a group owned less
than 1% of the outstanding shares of the Fund. As of the same date, more than 95% of the outstanding shares of the Fund were held of record by SSB Citi or its affiliates, as Service Agents of the Fund for the accounts of their respective clients.

    The Declaration of Trust of each of the Trust and the Portfolio Trust provides that the Trust or the Portfolio Trust, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or the Portfolio Trust, as the case may be, unless, as to liability to the Trust, the Portfolio Trust or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or the Portfolio Trust, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust or the Portfolio Trust, or in a written opinion of legal counsel determined by the Trustees to be independent, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


MANAGER


    The Manager manages the assets of the Fund and the Portfolio and provides certain administrative services to the Fund and the Portfolio pursuant to separate management agreements (each, a "Management Agreement"). Subject to such policies as the Board of Trustees of the Portfolio Trust may determine, the Manager manages the securities of the Portfolio and makes investment decisions for the Portfolio. The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Management Agreement with the Portfolio Trust provides that the Manager may delegate the daily management of the securities of the Portfolio to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement with the Trust relating to the Fund will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    Unless otherwise terminated, the Management Agreement with the Portfolio Trust relating to the Portfolio will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The Manager provides the Fund and the Portfolio with general office facilities and supervises the overall administration of the Fund and the Portfolio, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund's or the Portfolio's independent contractors and agents; the preparation and filing of all documents required for compliance by the Fund and the Portfolio with applicable laws and regulations; and arranging for the maintenance of books and records of the Fund or the Portfolio. Trustees, officers, and investors in the Trust and the Portfolio Trust are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and directors, officers and employees of the Manager are or may become similarly interested in the Trust and the Portfolio Trust.

    Prior to September 5, 2000, administrative services were provided to the Trust by CFBDS, Inc. ("CFBDS") and to the Portfolio Trust by Signature Financial Group (Cayman) Ltd. ("SFG").

    Each Management Agreement provides that the Manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio Trust or the Trust, as the case may be, when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or Fund or by a vote of a majority of the Board of Trustees of the Portfolio Trust or the Trust, or by the Manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement with the Portfolio Trust provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the Portfolio Trust. The Management Agreement with the Trust provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any omission in the administration or management of the Trust or the performance of its duties under the Management Agreement, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the Trust.

    The Prospectus for the Fund contains a description of the fees payable to the Manager for services under the Management Agreements. The Manager may reimburse the Fund or Portfolio or waive all or a portion of its management fees.

    For the fiscal years ended December 31, 1998, 1999 and 2000, the fees paid to Citibank, N.A., the former investment adviser to the Portfolio, under a prior advisory agreement were $235,934, $228,067 and $ , respectively.

    The Manager may retain a sub-administrator.

DISTRIBUTOR

    Salomon Smith Barney, 388 Greenwich Street, New York, New York 10013, serves as the Distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust with respect to each class of shares of the Fund (the "Distribution Agreement"). Under the Distribution Agreement, Salomon Smith Barney is obligated to use its best efforts to sell shares of the Fund.

    The Distribution Agreement is terminable as to a class of shares of the Fund, with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority relevant class of the Fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the relevant class of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board members of the Trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

    The Citi Shares of the Fund have adopted a Service Plan (the "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plan, the Citi Shares of the Fund may pay the Distributor, a broker-dealer or financial institution that has entered into a service agreement with the Distributor concerning the Citi Shares of the Fund or others a monthly distribution and service fee at an annual rate not to exceed 0.25% of the average daily net assets represented by the Citi Shares of the Fund.

    The Service Plan permits the Fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Citi Shares of the Fund will pay the fees to the Distributor and others until the Service Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of the Fund.

    The Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). The Service Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. The Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of such Qualified Trustees then in office. The Service Plan may be terminated with respect to the Citi Shares of the Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities representing the Fund's Citi Shares. The Service Plan may not be amended to increase materially the amount of the permitted expenses thereunder without the approval of a majority of the outstanding securities representing the Fund's Citi Shares and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plan for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plan, the Distributor acts as the agent of the Trust in connection with the offering of Citi Shares of the Fund pursuant to the Distribution Agreement. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement. For the fiscal years ended December 31, 1998 and 1999, and the period from January 1, 2000 to September 5, 2000, the fees paid to CFBDS under a prior distribution agreement with respect to Class A shares of the Fund were $43,638 (all of which was voluntarily waived), $58,796 (all of which was voluntarily waived), and $[ ], respectively. For the period from September 5, 2000 to December 31, 2000, the fees paid to Salomon Smith Barney under the Distribution Agreement with respect to Citi Shares of the Fund were $[ ].

CODE OF ETHICS


    The Trust, the Portfolio Trust, the Manager and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.


EXPENSES

    In addition to amounts payable under the Management Agreement and Service Plan, the Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the Manager or the Distributor, government fees, taxes, accounting and legal fees, expenses of communications with shareholders, interest expense and insurance premiums.

TRANSFER AGENT

    The Trust and the Portfolio Trust each have entered into a Transfer Agency and Service Agreement with Citi Fiduciary Trust Company ("Citi Fiduciary") pursuant to which Citi Fiduciary acts as transfer agent for the Fund and the Portfolio. Under the Transfer Agency and Service Agreements, Citi Fiduciary maintains the shareholder and investor account records for the Fund and the Portfolio, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, Citi Fiduciary receives a monthly fee from the Fund computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for out-of-pocket expenses. The principal business address of Citi Fiduciary is 25 Broad Street, New York, New York 10004.


    Boston Financial Data Services ("BFDS" or "sub-transfer agent"), P.O. Box 9083, Boston, Massachusetts 02205-9083, serves as the Fund's and the Portfolio's sub-transfer agent. Under the sub-transfer agency agreements, the sub-transfer agent maintains the shareholder and investor account records for the Fund and the Portfolio, handles certain communications between shareholders and the Fund, and distributes dividends and distributions payable by the Fund. For these services, the sub-transfer agent receives from the Fund a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses.


CUSTODIAN

    The Trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the Fund. Among other things, State Street calculates the daily net asset value for the Fund. The Portfolio has entered into a Custodian Agreement with State Street and a Fund Accounting Agreement with State Street Cayman Trust Company, Ltd. ("State Street Cayman"). Securities may be held by a sub-custodian bank approved by the Trustees or their delegate. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of State Street Cayman is P.O. Box 2508 GT, Grand Cayman, British West Indies.


AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP are the chartered accountants for the Portfolio Trust. The address of PricewaterhouseCoopers LLP is Suite 3000, Box 82, Royal Trust Towers, Toronto Dominion Center, Toronto, Ontario, Canada M5X 1G8.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, serves as counsel for the Fund.

                          9.  PORTFOLIO TRANSACTIONS

    The Trust trades securities for the Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objectives. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of Portfolio activity increases. Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Manager in a similar capacity.

    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Manager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Fund and other clients of the Manager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Manager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Manager on the tender of the Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Manager. At present no other recapture arrangements are in effect.


    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.


    The investment advisory fee that the Fund pays to the Manager will not be reduced as a consequence of the Manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Manager, the Manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the Manager's other clients. Investment decisions for the Fund and for the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the fiscal years ended December 31, 1998, 1999 and 2000, the Portfolio paid no brokerage commissions.


            10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class, only shares of that series or class are entitled to vote.


    Shareholders of the Fund are entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    At any meeting of shareholders of any series, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent of record. Shares have no preference, preemptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust or any series or class of the Trust may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a majority of the outstanding voting securities of the Trust voting as a single class or of the affected series or class, or by the written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected series or class. The Trust may be terminated at any time by a vote of a majority of the outstanding voting securities of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting securities of the holders of shares of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

    The Fund's Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    The Portfolio is a series of the Portfolio Trust, organized as a trust under the laws of the State of New York. The Portfolio Trust's Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of the Portfolio would ever exceed its assets.

    Each investor in the Portfolio, including the Fund, may add to or withdraw from its investment in the Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected on that day are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.

                                 11. TAX MATTERS
TAXATION OF THE FUND AND PORTFOLIO

    The Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of the Fund's net investment income and net realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If the Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders. The Portfolio Trust believes the Portfolio also will not be required to pay any federal income taxes.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS; FEDERAL. Shareholders of the Fund will generally have to pay federal income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    TAXATION OF DISTRIBUTIONS; STATE. Although shareholders of the Fund generally will have to pay state and local taxes on the dividends and capital gain distributions they receive from the Fund, distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but not generally from capital gains realized upon the dispositions of such obligations) may be exempt from state and local taxes. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

    SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

    EFFECTS OF CERTAIN INVESTMENTS. The Fund's and the Portfolio's transactions in options, short sales "against the box," futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund or Portfolio income and distributions to shareholders. For example, certain positions held by the Fund or the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund or the Portfolio that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute straddles, and may be subject to special tax rules that would cause deferral of Fund or Portfolio losses, adjustments in the holding periods of securities held by the Fund or the Portfolio and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. The Fund and the Portfolio each intend to limit its investment activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

                          12.  FINANCIAL STATEMENTS


    To be added by amendment.

                                     PART C

Item 23. Exhibits.

            Exhibits

            * a(1)       Declaration of Trust of the Registrant
            * a(2)       Form of Amendment to the Registrant's Declaration
    and filed            of Trust
     herewith
              a(3)       Form of Amended and Restated Establishment and
                         Designation of Series of the Registrant
            * b(1)       Amended and Restated By-Laws of the Registrant
            * b(2)       Amendments to Amended and Restated By-Laws of the
                         Registrant
           ** d(1)       Management Agreement between the Registrant and
                         Citibank, N.A., as manager to Citi New York Tax
                         Free Income Fund
           ** d(2)       Management Agreement between the Registrant and
                         Citibank, N.A., as manager to Citi National Tax
                         Free Income Fund
           ** d(3)       Management Agreement between the Registrant and
                         Citibank, N.A., as manager to Citi California Tax
                         Free Income Fund
              d(4)       Form of Management Agreement between the Registrant,
                         on behalf of its series, and SSB Citi Mutual Fund
                         Management Inc., as manager
      ******* e          Distribution Agreement between the Registrant
                         and Salomon Smith Barney, Inc. ("Salomon Smith
                         Barney"), as distributor with respect to shares of the
                         series of the Registrant
            * g(1)       Custodian Contract between the Registrant and State
                         Street Bank and Trust Company ("State Street"), as
                         custodian
              g(2)       Form of Letter Agreement adding Citi Short-Term U.S.
                         Government Income Fund to the Custodian Contract with
                         State Street
      ******* h(1)       Transfer Agency and Service Agreement between the
                         Registrant and Citi Fiduciary Trust Company, as
                         transfer agent
              h(2)       Form of Letter Agreement adding Citi Short-Term U.S.
                         Government Income Fund to the Transfer Agency and
                         Services Agreement with Citi Fiduciary Trust Company
          *** i          Opinion and consent of counsel
              m          Form of Service Plan of the  Registrant for Citi Shares
                         of Citi Short-Term U.S. Government Income Fund
         **** o          Multiple Class Plan of the Registrant
    *,  ***** p(1)       Powers of Attorney for the Registrant
    and filed
     herewith
              p(2)       Power of Attorney of The Premium Portfolios
       ****** q(1)       Code of Ethics of the Registrant
      ******* q(2)       Code of Ethics of Salomon Smith Barney
      ******* q(3)       Code of Ethics of Citibank, N.A. and SSB Citi Mutual
                         Fund Management Inc.
---------------------
      * Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on February 20, 1998.
     ** Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on October 30, 1998.
    *** Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on December 8, 1998.
   **** Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on February 16, 1999.
  ***** Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on April 16, 1999.
 ****** Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on April 28, 2000.
******* Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange commission on September 28, 2000.

Item 24.  Persons Controlled by or under Common Control with Registrant.

      Not applicable.

Item 25.  Indemnification.

      Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A; (b) Section 6 of the Distribution Agreement between the Registrant and Salomon Smith Barney filed as an Exhibit to Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A; and
(c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

      The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


Item 26.  Business and Other Connections of Investment Adviser.

      Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citibank also serves as investment adviser to the following registered investment companies (or series thereof):
The Premium Portfolios Large Cap Growth Portfolio (International Equity Portfolio, Government Income Portfolio and Small Cap Growth Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, CitiFunds(R) Multi-State Tax Free Trust (Citi(R) California Tax Free Reserves, Citi(R) New York Tax Free Reserves and Citi(R) Connecticut Tax Free Reserves), CitiFunds(R) Institutional Trust (Citi(R) Institutional Cash Reserves) and Variable Annuity Portfolios (CitiSelect(R) VIP Folio 200 Conservative, CitiSelect(R) VIP Folio 300 Balanced, CitiSelect(R) VIP Folio 400 Growth, CitiSelect(R) VIP Folio 500 Growth Plus and CitiFundsSM Small Cap Growth VIP Portfolio). Citibank and its affiliates manage assets in excess of $351 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

     Victor J. Menezes is the Chairman and a Director of Citibank. William R. Rhodes and H. Onno Ruding are Vice Chairmen and Directors of Citibank. The other Directors of Citibank are Paul J. Collins, Vice Chairman of Citigroup Inc. and Robert I. Lipp, Chairman and Chief Executive Officer of The Travelers Insurance Group Inc. and of Travelers Property Casualty Corp., Marjorie Magner, Petros K. Sabatacockis and Robert S. Willumstad.

      The following persons have the affiliations indicated:

Paul J. Collins              Director, Kimberly-Clark Corporation
                             Director, Nokia Corporation

Robert I. Lipp               Chairman, Chief Executive Officer and
                             President, Travelers Property Casualty Corp.

William R. Rhodes            Director, Private Export Funding Corporation
                             Director, Conoco, Inc.

H. Onno Ruding               Supervisory Director, Amsterdamsch Trustees
                              Cantoor B.V.
                             Director, Pechiney S.A.
                             Advisory Director, Unilever NV and Unilever PLC
                             Director, Corning Incorporated

Item 27.  Principal Underwriters.

      (a) Salomon Smith Barney Inc., the Registrant's distributor is also the distributor for the following CitiFunds funds: Citi(R) FORTUNE 500 Index Fund, Citi(R) FORTUNE e-50 Index Fund, Citi(R) Nasdaq-100 Index Fund, Citi(R) Small Cap Index Fund, Citi(R) U.S. 1000 Fund, Citi(R) Technology Index Fund, Citi(R) U.S. Bond Index Fund, Citi(R) Global Titans Index Fund, Citi(R) Financial Services Index Fund, Citi(R) Health Sciences Index Fund, Citi(R) Short-Term U.S. Government Income Fund, Citi(R) Cash Reserves, Citi(R) U.S. Treasury Reserves, Citi(R) Tax Free Reserves, Citi(R) New York Tax Free Reserves, Citi(R) California Tax Free Reserves, Citi(R) Connecticut Tax Free Reserves, Citi(R) Premium Liquid Reserves; Citi(R) Premium U.S. Treasury Reserves, Citi(R) Institutional Liquid Reserves, Citi(R) Institutional U.S. Treasury Reserves, Citi(R) Institutional Tax Free Reserves, Citi(R) Institutional Cash Reserves, CitiSelect(R) VIP Folio 200 Conservative, CitiSelect(R) VIP Folio 300 Balanced, CitiSelect(R) VIP Folio 400 Growth and CitiSelect(R) VIP Folio 500 Growth Plus. Salomon Smith Barney Inc. is also the placement agent for Government Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Cash Reserves Portfolio, Tax Free Reserves Portfolio and U.S. Treasury Reserves Portfolio.

      Salomon Smith Barney, Inc. is also the distributor for the following Smith Barney funds: Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities, Smith Barney International Large Cap Fund, Consulting Group Capital Markets Funds, Concert Investment Series, Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Concert Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Trust, Smith Barney Variable Account Funds, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

      (b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney is incorporated by reference to Schedule A of FORM BD filed by Salomon Smith Barney pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

      (c) Not applicable.


Item 28.  Location of Accounts and Records.

      The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

   NAME                                       ADDRESS

   Salomon Smith Barney, Inc.                 388 Greenwich Street
   (distributor)                              New York, NY 10013

   State Street Bank and Trust Company        1776 Heritage Drive
   (custodian)                                North Quincy, MA 02171

   Citi Fiduciary Trust Company               388 Greenwich Street
   (transfer agent)                           New York, NY 10013

   Citibank, N.A.                             153 East 53rd Street
   (investment manager)                       New York, NY 10043

Item 29.  Management Services.

      Not applicable.

Item 30.  Undertakings.

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on 15th day of February, 2001.

                                    CITIFUNDS TAX FREE INCOME TRUST

                                    By: Heath B. McLendon
                                        --------------------------------
                                        Heath B. McLendon, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities indicated below on February 15, 2001.

             Signature                              Title
             ---------                              -----

   Heath B. McLendon                 President, Principal Executive
----------------------------         Officer and Trustee
   Heath B. McLendon

   Lewis E. Daidone*                 Principal Financial Officer and
----------------------------         Principal Accounting Officer
   Lewis E. Daidone

   Elliott J. Berv*                  Trustee
----------------------------
   Elliott J. Berv

   Mark T. Finn*                     Trustee
----------------------------
   Mark T. Finn

   Riley C. Gilley*                  Trustee
----------------------------
   Riley C. Gilley

   Diana R. Harrington*              Trustee
----------------------------
   Diana R. Harrington

   Susan B. Kerley*                  Trustee
----------------------------
   Susan B. Kerley

   C. Oscar Morong, Jr.*             Trustee
----------------------------
   C. Oscar Morong, Jr.

   Walter E. Robb, III*              Trustee
----------------------------
   Walter E. Robb, III

   E. Kirby Warren*                  Trustee
----------------------------
   E. Kirby Warren

*By: Thomas C. Mandia
     ------------------------
     Thomas C. Mandia
     Executed by Thomas C. Mandia
     on behalf of those indicated
     pursuant to Powers of Attorney.

                                   SIGNATURES

      The Premium Portfolios has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Tax Free Income Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on the 15th day of February, 2001.

                                    THE PREMIUM PORTFOLIOS
                                    on behalf of Government Income Portfolio

                                    By: Heath B. McLendon
                                        ------------------------------------
                                        Heath B. McLendon
                                        President of The Premium Portfolios

      This Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds Tax Free Income Trust has been signed by the following persons in the capacities indicated on February 15, 2001.

             Signature                              Title

   Heath B. McLendon                 President, Principal Executive
   -----------------------           Officer and Trustee
   Heath B. McLendon

   Lewis E. Daidone*                 Principal Financial Officer and
   -----------------------           Principal Accounting Officer
   Lewis E. Daidone

   Elliott J. Berv*                  Trustee
   -----------------------
   Elliott J. Berv

   Mark T. Finn*                     Trustee
   -----------------------
   Mark T. Finn

   C. Oscar Morong, Jr.*             Trustee
   -----------------------
   C. Oscar Morong, Jr.

   Walter E. Robb, III*              Trustee
   -----------------------
   Walter E. Robb, III

   E. Kirby Warren*                  Trustee
   -----------------------
   E. Kirby Warren

*By: Thomas C. Mandia
     --------------------------------
     Thomas C. Mandia
     Executed  by Thomas C. Mandia
     on behalf  of those  indicated
     as attorney in fact.

                                 EXHIBIT INDEX

     Exhibit
     No.:       Description:
     -------    ------------
       a(2)     Form of Amendment to the Registrant's Declaration of Trust
       a(3)     Form of Establishment and Designation of Series of the
                Registrant
       d(4)     Form of Management Agreement between the Registrant, on behalf of its series, and SSB Citi Mutual Fund Management Inc., as manager
       g(2)     Form of Letter Agreement adding Citi Short-Term U.S.
                Government Income Fund to the Custodian Contract with State
                Street
       h(2)     Form of Letter Agreement adding Citi Short-Term U.S.
                Government Income Fund to the Transfer Agency and Services
                Agreement with Citi Fiduciary Trust Company
       m        Form of Service Plan of the Registrant for Citi Shares of Citi
                Short-Term U.S. Government Income Fund
       p(1)     Power of Attorney for the Registrant
       p(2)     Power of Attorney of The Premium Portfolios